Exhibit 10(i)

                                             As amended through October 21, 1996


                            MERRILL LYNCH & CO., INC.
                            -------------------------

                      LONG-TERM INCENTIVE COMPENSATION PLAN
                      -------------------------------------


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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - GENERAL ........................................................  1

  Section 1.1  Purpose....................................................... 1

  Section 1.2  Definitions................................................... 1

               (a)     "Board of Directors" or "Board"....................... 1
               (b)     "Code"................................................ 1
               (c)     "Company"............................................. 1
               (d)     "Committee"........................................... 1
               (e)     "Common Stock"........................................ 2
               (f)     "Disability".......................................... 2
               (g)     "Fair Market Value" .................................. 2
               (h)     "Junior Preferred Stock".............................. 2
               (I)      "Other ML & Co. Security"............................ 2
               (j)     "Participant"......................................... 2
               (k)     "Performance Period".................................. 2
               (l)     "Performance Share"................................... 3
               (m)     "Performance Unit".................................... 3
               (n)     "Restricted Period"................................... 3
               (o)     "Restricted Share".................................... 3
               (p)     "Restricted Unit"..................................... 3
               (q)     "Retirement".......................................... 3
               (r)     "Rights".............................................. 3
               (s)     "Rights Agreement".................................... 3
               (t)     "Stock Appreciation Right"............................ 3
               (u)     "Stock Option"........................................ 4
               (v)     "Vesting Period"...................................... 4

  Section 1.3  Administration................................................ 4

  Section 1.4  Shares and Units Subject to the Plan.......................... 4

  Section 1.5  Eligibility and Participation................................. 5

ARTICLE II - PROVISIONS APPLICABLE TO PERFORMANCE SHARES
             AND PERFORMANCE UNITS........................................... 5

  Section 2.1  Performance Periods and Restricted Periods.................... 5

  Section 2.2  Performance Objectives........................................ 5

  Section 2.3  Grants of Performance Shares and Performance Units............ 6


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  Section 2.4  Rights and Benefits During Performance Period................. 6

  Section 2.5  Adjustment with respect to Performance Shares and Performance Units......................................... 7

  Section 2.6  Payment of Performance Shares and Performance Units........... 7

               (a)     Performance Shares.................................... 7

                       (i) If a Restricted Period has been established....... 7
                       (ii)If a Restricted Period has not been established... 8

               (b)     Performance Units..................................... 8

  Section 2.7  Termination of Employment..................................... 8

               (a)     Prior to the end of a Performance Period.............. 8

                       (i)   Death........................................... 8
                       (ii)  Disability or Retirement........................ 8
                       (iii) Other Terminations.............................. 9

               (b)     After the end of a Performance Period but prior to
                       the end of a Restricted Period........................ 9

                       (i)   Death, Disability, or Retirement................ 9
                       (ii)  Other Terminations.............................. 9

  Section 2.8  Deferral of Payment  ......................................... 10

ARTICLE III - PROVISIONS APPLICABLE TO RESTRICTED SHARES
              AND RESTRICTED UNITS........................................... 10

  Section 3.1  Vesting Periods and Restricted Periods........................ 10

  Section 3.2  Grants of Restricted Shares and Restricted Units.............. 10

  Section 3.3  Rights and Restrictions Governing Restricted Shares........... 11

  Section 3.4  Rights Governing Restricted Units............................. 11

  Section 3.5  Adjustment with respect to Restricted Shares and
               Restricted Units.............................................. 11

  Section 3.6  Payment of Restricted Shares and Restricted Units............. 12


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               (a)     Restricted Shares..................................... 12
               (b)     Restricted Units...................................... 12

  Section 3.7  Termination of Employment..................................... 12

               (a)     Prior to the end of a Vesting Period.................. 12

                       (i)   Death........................................... 12
                       (ii)  Disability or Retirement........................ 12
                       (iii) Other Terminations.............................. 12

               (b)     After the end of a Vesting Period but prior
                       to the end of a Restricted Period..................... 13

                       (i)   Death, Disability, or Retirement................ 13
                       (ii)  Other Terminations.............................. 13

  Section 3.8  Extension of Vesting; Deferral of Payment..................... 13

ARTICLE IV - PROVISIONS APPLICABLE TO STOCK OPTIONS.......................... 14

  Section 4.1  Grants of Stock Options....................................... 14

  Section 4.2  Option Documentation.......................................... 14

  Section 4.3  Exercise Price................................................ 14

  Section 4.4  Exercise of Stock Options..................................... 14

               (a)     Exercisability........................................ 14
               (b)     Option Period......................................... 15
               (c)     Exercise in the Event of Termination of
                       Employment............................................ 15

                       (i)   Death........................................... 15
                       (ii)  Disability or Retirement........................ 15
                       (iii) Other Terminations.............................. 15

               (d)     Limitations on Transferability........................ 16

  Section 4.5  Payment of Purchase Price and Tax Liability Upon
               Exercise; Delivery of Shares.................................. 16

               (a)     Payment of Purchase Price............................. 16
               (b)     Payment of Taxes...................................... 16
               (c)     Delivery of Shares.................................... 17


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  Section 4.6  Limitation on Fair Market Value of Shares of Common
               Stock Received upon Exercise of Incentive Stock Options....... 17

ARTICLE V - PROVISIONS APPLICABLE TO STOCK APPRECIATION RIGHTS .............. 17

  Section 5.1  Grants of Stock Appreciation Rights........................... 17

  Section 5.2  Stock Appreciation Rights Granted in Connection
               with Incentive Stock Options.................................. 18

  Section 5.3  Payment Upon Exercise of Stock Appreciation Rights............ 18

  Section 5.4  Termination of Employment..................................... 18

               (a)     Death................................................. 18
               (b)     Disability............................................ 18
               (c)     Retirement............................................ 19
               (d)     Other Terminations.................................... 19

ARTICLE VI -  PROVISIONS APPLICABLE TO OTHER ML & CO.
              SECURITIES..................................................... 19

  Section 6.1  Grants of Other ML & Co. Securities........................... 19

  Section 6.2  Terms and Conditions of Conversion or Exchange................ 20

ARTICLE VII - CHANGES IN CAPITALIZATION...................................... 20

ARTICLE VIII - PAYMENTS UPON TERMINATION OF EMPLOYMENT
                    AFTER A CHANGE IN CONTROL................................ 21

  Section 8.1  Value of Payments Upon Termination After a Change
               in Control.................................................... 21

               (a)     Performance Shares and Performance
                       Units................................................. 21
               (b)     Restricted Shares and Restricted
                       Units................................................. 21
               (c)     Stock Options and Stock Appreciation
                       Rights................................................ 22
               (d)     Other ML & Co.
                       Securities............................................ 23

  Section 8.2  A Change in Control........................................... 23

  Section 8.3  Effect of Agreement Resulting in Change in Control............ 24

  Section 8.4  Termination for Cause......................................... 24

  Section 8.5  Good Reason................................................... 25


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               (a)     Inconsistent
                       Duties................................................ 25
               (b)     Reduced Salary or Bonus
                       Opportunity........................................... 25
               (c)     Relocation............................................ 25
               (d)     Compensation Plans.................................... 25
               (e)     Benefits and Perquisites.............................. 26
               (f)     No Assumption by
                       Successor............................................. 26

  Section 8.6  Effect on Plan Provisions..................................... 26

ARTICLE IX - MISCELLANEOUS .................................................. 27

  Section 9.1  Designation of Beneficiary.................................... 27

  Section 9.2  Employment Rights............................................. 27

  Section 9.3  Nontransferability............................................ 27

  Section 9.4  Withholding................................................... 27

  Section 9.5  Relationship to Other Benefits................................ 28

  Section 9.6  No Trust or Fund Created...................................... 28

  Section 9.7  Expenses...................................................... 28

  Section 9.8  Indemnification............................................... 28

  Section 9.9  Tax Litigation................................................ 28

ARTICLE X - AMENDMENT AND TERMINATION........................................ 28

ARTICLE XI - INTERPRETATION.................................................. 29

  Section 11.1 Governmental and Other Regulations............................ 29

  Section 11.2 Governing Law................................................. 29

ARTICLE XII - EFFECTIVE DATE AND STOCKHOLDER APPROVAL........................ 29


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                            MERRILL LYNCH & CO., INC.

                      LONG-TERM INCENTIVE COMPENSATION PLAN


ARTICLE I - GENERAL

      Section 1.1 Purpose.

      The purposes of the Long-Term Incentive Compensation Plan (the "Plan") are: (a) to enhance the growth and profitability of Merrill Lynch & Co., Inc., a Delaware corporation ("ML & Co."), and its subsidiaries by providing the incentive of long-term rewards to key employees who are capable of having a significant impact on the performance of ML & Co. and its subsidiaries; (b) to attract and retain employees of outstanding competence and ability; (c) to encourage long-term stock ownership by employees; and (d) to further the identity of interests of such employees with those of stockholders of ML & Co.

      Section 1.2 Definitions.

      For the purpose of the Plan, the following terms shall have the meanings indicated:

      (a) "Board of Directors" or "Board" shall mean the Board of Directors of ML & Co.

      (b) "Code" shall mean the Internal Revenue Code of l986, as amended, including any successor law thereto.

      (c) "Company" shall mean ML & Co. and any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests. For purposes of this Plan, the terms "ML & Co." and "Company" shall include any successor thereto.

      (d) "Committee" shall mean the Management Development and Compensation Committee of the Board of Directors, or its functional successor or any other Board committee that has been designated by the Board of Directors to administer the Plan, or the Board of Directors. The Committee shall be constituted so that at all relevant times it meets the then applicable requirements of Rule 16b-3 (or its successor) promulgated under the Securities Exchange Act of 1934, as amended.

      (e) "Common Stock" shall mean the Common Stock, par value $1.33 1/3 per share, of ML & Co. and a "share of Common Stock" shall mean one share of


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Common Stock together with, for so long as Rights are outstanding, one Right
(whether trading with the Common Stock or separately).

      (f) "Disability," unless otherwise provided herein, shall mean any physical or mental condition that, in the opinion of the Director of Human Resources of Merrill Lynch & Co., Inc. (or his functional successor), renders an employee incapable of engaging in any employment or occupation for which he is suited by reason of education or training.

      (g) "Fair Market Value" of shares of Common Stock on any given date(s) shall be: (a) the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape of such shares on the date(s) in question, or, if the shares of Common Stock shall not have been traded on any such date(s), the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape on the first day prior thereto on which the shares of Common Stock were so traded; or (b) if the shares of Common Stock are not traded on the New York Stock Exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

            "Fair Market Value" of any Other ML & Co. Security on any given date(s) shall be: (a) the mean of the high and low sales prices of such Other ML & Co. Security on the principal securities exchange on which such Security is traded on the date(s) in question or, if such Other ML & Co. Security shall not have been traded on any such exchange on such date(s), the mean of the high and low sales prices on such exchange on the first day prior thereto on which such Other ML & Co. Security was so traded; or (b) if the Other ML & Co. Security is not publicly traded on a securities exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

      (h) "Junior Preferred Stock" shall mean ML & Co.'s Series A Junior Preferred Stock, par value $1.00 per share.

      (i) "Other ML & Co. Security" shall mean a financial instrument issued pursuant to Article VI.

      (j) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.5 hereof and to whom a grant has been made and is outstanding under the Plan.

      (k) "Performance Period" shall mean, in relation to Performance Shares or Performance Units, any period, for which performance objectives have been established, of not less than one nor more than ten consecutive ML & Co. fiscal years, commencing with the first day of the fiscal year in which such Performance Shares or Performance Units were granted.


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      (l) "Performance Share" shall mean a right, granted to a Participant pursuant to Article II, that will be paid out as a share of Common Stock.

      (m) "Performance Unit" shall mean a right, granted to a Participant pursuant to Article II, to receive an amount equal to the Fair Market Value of one share of Common Stock in cash.

      (n) "Restricted Period" shall mean, (i) in relation to shares of Common Stock receivable in payment for Performance Shares, the period beginning at the end of the applicable Performance Period during which restrictions on the transferability of such shares of Common Stock are in effect; and (ii) in relation to Restricted Shares, the period, beginning with the first day of the month in which Restricted Shares are granted, during which restrictions on the transferability of such Restricted Shares are in effect and which shall not be of shorter duration than the Vesting Period applicable to the same Restricted Shares.

      (o) "Restricted Share" shall mean a share of Common Stock, granted to a Participant pursuant to Article III, subject to the restrictions set forth in
Section 3.3 hereof.

      (p) "Restricted Unit" shall mean the right, granted to a Participant pursuant to Article III, to receive an amount equal to the Fair Market Value of one share of Common Stock in cash.

      (q) "Retirement" shall mean the cessation of employment by the Company (1) after reaching age 55 and having completed at least 5 years of service; (2) after reaching age 50 and having completed at least 10 years of service; (3) after reaching age 45 and having completed at least 15 years of service; or (4) having completed at least 20 years of service (in each case including approved leaves of absence of one year or less).

      (r) "Rights" means the Rights to Purchase Units of Junior Preferred Stock issued pursuant to the Rights Agreement.

      (s) "Rights Agreement" means the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent, as amended from time to time.

      (t) "Stock Appreciation Right" shall mean a right, granted to a Participant pursuant to Article V, to receive, in cash or shares of Common Stock, an amount equal to the increase in Fair Market Value, over a specified period of time, of a specified number of shares of Common Stock.

      (u) "Stock Option" shall mean a right, granted to a Participant pursuant to Article IV, to purchase, before a specified date and at a specified price, a specified


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number of shares of Common Stock. Stock Options may be "Incentive Stock
Options," which meet the definition of such in Section 422A of the Code, or "Nonqualified Stock Options," which do not meet such definition.

      (v) "Vesting Period" shall mean, in relation to Restricted Shares or Restricted Units, any period of not less than 12 months beginning with the first day of the month in which the grant of the applicable Restricted Shares or Restricted Units is effective, during which such Restricted Shares or Restricted Units may be forfeited if the Participant terminates employment.

      Section 1.3 Administration.

      (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to:
(i) subject to Section 1.5 hereof, select Participants after receiving the recommendations of the management of the Company; (ii) determine the number of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Appreciation Rights, or Other ML & Co. Securities subject to each grant;
(iii) determine the number of shares of Common Stock subject to each Stock Option grant; (iv) determine the time or times when grants are to be made or are to be effective; (v) determine the terms and conditions subject to which grants may be made; (vi) extend the term of any Stock Option; (vii) provide at the time of grant that all or any portion of any Stock Option shall be canceled upon the Participant's exercise of any Stock Appreciation Rights; (viii) prescribe the form or forms of the instruments evidencing any grants made hereunder, provided that such forms are consistent with the Plan; (ix) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (x) construe and interpret the Plan and all rules, regulations, and instruments utilized thereunder; and (xi) make all determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

      (b) The Committee shall act in accordance with the procedures established for a Committee under ML & Co.'s Certificate of Incorporation and By-Laws or under any resolution of the Board.

      Section 1.4 Shares Subject to the Plan.

      The total number of shares of Common Stock that may be distributed under the Plan shall be 80,000,000 (whether granted as Restricted Shares or reserved for distribution upon grant of Performance Shares, Stock Options, Stock Appreciation Rights (to the extent they may be paid out in Common Stock), or Other ML & Co. Securities), subject to adjustment as provided in Article VII hereof. Shares of Common Stock distributed under the Plan may be treasury shares or authorized but unissued shares. To the extent that awards of Other ML & Co. Securities are convertible into Common Stock or are otherwise equity securities (or convertible into equity securities)


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of ML & Co., they shall be subject to the limitation expressed above on the number of shares of Common Stock that can be awarded under the Plan. Any shares of Common Stock that have been granted as Restricted Shares or that have been reserved for distribution in payment for Performance Shares but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of grants under the Plan. If any Stock Option, Stock Appreciation Right, or Other ML & Co. Security granted under the Plan expires or terminates, or any Stock Appreciation Right is paid out in cash, the underlying shares of Common Stock may again be made the subject of grants under the Plan. Units payable in cash that are later forfeited or for any reason are not payable under the Plan may again be the subject of grants under the Plan.

      Section 1.5 Eligibility and Participation.

      Participation in the Plan shall be limited to officers (who may also be members of the Board of Directors) and other salaried, key employees of the Company.

ARTICLE II - PROVISIONS APPLICABLE TO PERFORMANCE SHARES AND PERFORMANCE UNITS.

      Section 2.1 Performance Periods and Restricted Periods.

      The Committee shall establish Performance Periods applicable to Performance Shares and Performance Units and may establish Restricted Periods applicable to Performance Shares, at its discretion. Each such Performance Period shall commence with the beginning of a fiscal year in which the Performance Shares and Performance Units are granted and have a duration of not less than one nor more than ten consecutive fiscal years. Each such Restricted Period shall commence with the end of the Performance Period established for such Performance Shares and shall end on such date as may be determined by the Committee at the time of grant. There shall be no limitation on the number of Performance Periods or Restricted Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year.

      Section 2.2 Performance Objectives.

      At any time before or during a Performance Period, the Committee shall establish one or more performance objectives for such Performance Period, provided that such performance objectives shall be established prior to the grant of any Performance Shares or Performance Units with respect to such Period. Performance objectives shall be based on one or more measures such as return on stockholders' equity, earnings, or any other standard deemed relevant by the Committee, measured internally or relative to other organizations and before or after extraordinary items, as may be determined by the Committee; provided, however, that any such measure shall include all accruals for grants made under the Plan and for all other employee benefit plans of the Company. The Committee may, in its discretion, establish performance


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objectives for the Company as a whole or for only that part of the Company in which a given Participant is involved, or a combination thereof. In establishing the performance objective or objectives for a Performance Period, the Committee shall determine both a minimum performance level, below which no Performance Shares or Performance Units shall be payable, and a full performance level, at or above which 100% of the Performance Shares or Performance Units shall be payable. In addition, the Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Shares or Performance Units shall be payable. Such performance objectives shall not thereafter be changed except as set forth in Sections 2.5 and 2.6 and Article VII hereof.

      Section 2.3 Grants of Performance Shares and Performance Units.

      The Committee may select employees to become Participants subject to the provisions of Section 1.5 hereof and grant Performance Shares or Performance Units to such Participants at any time prior to or during the first fiscal year of a Performance Period. Grants shall be deemed to have been made as of the beginning of the first fiscal year of the Performance Period. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of Section 2.7 hereof, a grant of Performance Shares or Performance Units shall be effective for the entire applicable Performance Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Performance Shares or Performance Units granted, the Performance Period, the performance objective or objectives, the proportion of payments for performance between the minimum and full performance levels, if any, the Restricted Periods and restrictions applicable to shares of Common Stock receivable in payment for Performance Shares, and any other terms, conditions, and rights with respect to such grant. At the time of any grant of Performance Shares, there shall be reserved out of the number of shares of Common Stock authorized for distribution under the Plan a number of shares equal to the number of Performance Shares so granted.

      Section 2.4 Rights and Benefits During Performance Period.

      The Committee may provide that, during a Performance Period, a Participant shall be paid cash amounts, with respect to each Performance Share or Performance Unit held by such Participant, in the same manner, at the same time, and in the same amount paid, as a dividend on a share of Common Stock.

      Section 2.5 Adjustment with respect to Performance Shares and Performance Units.

      Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance objectives (up or down) and minimum or full


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performance levels (and any intermediate levels and proportion of payments related thereto), adjust the way performance objectives are measured, or shorten any Performance Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

      Section 2.6 Payment of Performance Shares and Performance Units.

      Within 90 days after the end of any Performance Period, the Company shall determine the extent to which performance objectives established by the Committee pursuant to Section 2.2 hereof for such Performance Period have been met during such Performance Period and the resultant extent to which Performance Shares or Performance Units granted for such Performance Period are payable. Payment for Performance Shares and Performance Units shall be as follows:

      (a) Performance Shares:

            (i) If a Restricted Period has been established in relation to the Performance Shares:

                  (A) At the end of the applicable Performance Period, one or more certificates representing the number of shares of Common Stock equal to the number of Performance Shares payable shall be registered in the name of the Participant but shall be held by the Company for the account of the employee. Such shares will be nonforfeitable but restricted as to transferability during the applicable Restricted Period. During the Restricted Period, the Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise Rights, and to vote such Common Stock and any securities issued upon exercise of Rights, subject to the following restrictions: (1) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period; and (2) none of such shares of Common Stock or Rights may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such shares; provided, however, that the Company shall not be required to register any fractional shares of Common Stock payable to any Participant, but will pay the value of such fractional shares, measured as set forth in Section 2.6(b) below, to the Participant.

                  (B) At the end of the applicable Restricted Period, all restrictions applicable to the shares of Common Stock, and other securities or property received with respect to such shares, held by the Company for the accounts of recipients of Performance Shares granted in relation to such Restricted Period shall lapse, and one


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or more stock certificates for such shares of Common Stock and securities, free of the restrictions, shall be delivered to the Participant, or such shares and securities shall be credited to a brokerage account if the Participant so directs.

            (ii) If a Restricted Period has not been established in relation to the Performance Shares, at the end of the applicable Performance Period, one or more stock certificates representing the number of shares of Common Stock equal to the number of Performance Shares payable, free of restrictions, shall be registered in the name of the Participant and delivered to the Participant, or such shares shall be credited to a brokerage account if the Participant so directs.

      (b) Performance Units: At the end of the applicable Performance Period, a Participant shall be paid a cash amount equal to the number of Performance Units payable, times the mean of the Fair Market Value of Common Stock during the second calendar month following the end of the Performance Period, unless some other date or period is established by the Committee at the time of grant.

      Section 2.7 Termination of Employment.

      (a) Prior to the end of a Performance Period:

            (i) Death: If a Participant ceases to be an employee of the Company prior to the end of a Performance Period by reason of death, any outstanding Performance Shares or Performance Units with respect to such Participant shall become payable and be paid to such Participant's beneficiary or estate, as the case may be, as soon as practicable in the manner set forth in Sections 2.6(a)(ii) and 2.6(b) hereof, respectively. In determining the extent to which performance objectives established for such Performance Period have been met and the resultant extent to which Performance Shares or Performance Units are payable, the Performance Period shall be deemed to end as of the end of the fiscal year in which the Participant's death occurred.

            (ii) Disability or Retirement: The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of this Article II, and such Participant shall not forfeit any Performance Shares or Performance Units held by him, provided that following Disability or Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Performance Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

            (iii) Other Terminations: If a Participant ceases to be an employee prior to the end of a Performance Period for any reason other than death, the Participant


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shall immediately forfeit all Performance Shares and Performance Units previously granted under the Plan and all right to receive any payment for such Performance Shares and Performance Units. The Committee may, however, direct payment in accordance with the provisions of Section 2.6 hereof for a number of Performance Shares or Performance Units, as it may determine, granted under the Plan to a Participant whose employment has so terminated (but not exceeding the number of Performance Shares or Performance Units that could have been payable had the Participant remained an employee) if it finds that the circumstances in the particular case so warrant. For purposes of the preceding sentence, the Performance Period over which performance objectives shall be measured shall be deemed to end as of the end of the fiscal year in which termination occurred.

      (b) After the end of a Performance Period but prior to the end of a Restricted Period:

            (i) Death, Disability, or Retirement: If a Participant ceases to be an employee of the Company by reason of death or in the case of the Disability or Retirement of a Participant, the Restricted Period shall be deemed to have ended and shares held by the Company shall be paid as soon as practicable in the manner set forth in Section 2.6(a)(i)(B).

            (ii) Other Terminations: Terminations of employment for any reason other than death after the end of a Performance Period but prior to the end of a Restricted Period shall not have any effect on the Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee and that shares held by the Company shall be paid as soon as practicable following such earlier date in the manner set forth in Section 2.6(a)(i)(B).

      (c) Except as otherwise provided in this Section 2.7, termination of employment after the end of a Performance Period but before the payment of Performance Shares or Performance Units relating to such Performance Period shall not affect the amount, if any, to be paid pursuant to Section 2.6 hereof. Approved leaves of absence of one year or less shall not be deemed to be terminations of employment under this Section 2.7. Leaves of absence of more than one year will be deemed to be terminations of employment under this Section 2.7, unless the Committee determines otherwise.

      Section 2.8 Deferral of Payment.

      The Committee may, in its sole discretion, offer a Participant the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, for Performance Shares or Performance Units. If such an election to defer is made, the Common Stock receivable in payment for Performance Shares shall be deferred as stock units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Common Stock that would have been paid to the Participant. Such stock units shall represent only a contractual right and shall not give the Participant any interest, right, or title to any Common Stock during the deferral period. The cash receivable in payment for Performance Units or fractional shares receivable for Performance Shares shall be deferred as cash units. Deferred stock units and cash units may be credited annually with the appreciation factor contained in the deferred compensation agreement, which may include dividend equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

ARTICLE III - PROVISIONS APPLICABLE TO RESTRICTED SHARES AND RESTRICTED UNITS.

      Section 3.1 Vesting Periods and Restricted Periods.

      The Committee shall establish one or more Vesting Periods applicable to Restricted Shares and Restricted Units and one or more Restricted Periods applicable to Restricted Shares, at its discretion. Each such Vesting Period shall have a duration of not less than 12 months, measured from the first day of the month in which the grant of the applicable Restricted Shares or Restricted Units is effective. Each such Restricted Period shall have a duration of 12 or more consecutive months, measured from the first day of the month in which the grant of the applicable Restricted Shares is effective, but in no event shall any Restricted Period applicable to a Restricted Share be of shorter duration than the Vesting Period applicable to such Restricted Share.

      Section 3.2 Grants of Restricted Shares and Restricted Units.

      The Committee may select employees to become Participants (subject to the provisions of Section 1.5 hereof) and grant Restricted Shares or Restricted Units to such Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential.

      Subject to the provisions of Section 3.7 hereof, a grant of Restricted Shares or Restricted Units shall be effective for the entire applicable Vesting and Restricted Periods and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Restricted Shares granted, the Vesting Period, the Restricted Period, the restrictions applicable to such Restricted Shares, the nature and terms of payment of consideration, if any, and the consequences of forfeiture that will apply to such Restricted Shares, and any other terms, conditions, and rights with respect to such grant. Each grant to a Participant of Restricted Units shall be evidenced by a written instrument stating the number of Restricted Units granted, the Vesting Period, and all other terms, conditions and rights with respect to such grant.

      Section 3.3 Rights and Restrictions Governing Restricted Shares.

      At the time of grant of Restricted Shares, subject to the receipt by the Company of any applicable consideration for such Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to a Participant shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise Rights, and to vote such Common Stock and any securities issued upon exercise of Rights, subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (c) all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company for the entire Vesting Period in relation to which such Restricted Shares were granted, except as otherwise allowed by Section 3.7 hereof. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such Restricted Shares.

      Section 3.4 Rights Governing Restricted Units.

      During the Vesting Period for Restricted Units, a Participant shall be paid, with respect to each Restricted Unit to which such Vesting Period is applicable, cash amounts in the same manner, at the same time, and in the same amount paid, as a dividend on a share of Common Stock.


      Section 3.5 Adjustment with respect to Restricted Shares and Restricted
                  Units.

      Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time shorten any Vesting Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

      Section 3.6 Payment of Restricted Shares and Restricted Units.

      (a) Restricted Shares: At the end of the Restricted Period, all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to

Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs.

      (b) Restricted Units: At the end of the Vesting Period applicable to Restricted Units granted to a Participant, a cash amount equivalent in value to the Fair Market Value of one share of Common Stock on the last day of the Vesting Period, or during such period as is established by the Committee at the time of grant, shall be paid, with respect to each such Restricted Unit, to the Participant, or his beneficiary or estate, as the case may be.

      Section 3.7 Termination of Employment.

      (a) Prior to the end of a Vesting Period:

            (i) Death: If a Participant ceases to be an employee of the Company prior to the end of a Vesting Period by reason of death, all Restricted Shares and Restricted Units granted to such Participant are immediately payable as set forth in Section 3.6.

            (ii) Disability or Retirement: The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of this Article III and such Participant shall not forfeit any Restricted Shares or Restricted Units held by him, provided that, during the remainder of the applicable Vesting Period, such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

            (iii) Other Terminations: If a Participant ceases to be an employee prior to the end of a Vesting Period for any reason other than death, the Participant shall immediately forfeit all Restricted Shares and Restricted Units previously granted with respect to such Vesting Period in accordance with the provisions of Section 3.2 hereof, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares or Restricted Units granted to such Participant.

      (b) After the end of a Vesting Period but prior to the end of a Restricted
Period:

            (i) Death, Disability, or Retirement: If a Participant ceases to be an employee of the Company by reason of death, or in the case of the Disability or

Retirement of a Participant, prior to the end of a Restricted Period, all Restricted Shares granted to such Participant are immediately payable in the manner set forth in Section 3.6.

            (ii) Other Terminations: Terminations of employment for any reason other than death after the end of a Vesting Period but prior to the end of a Restricted Period shall not have any effect on the Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee and that shares held by the Company shall be paid as soon as practicable following such earlier date in the manner set forth in Section 3.6.

      (c) Approved leaves of absence of one year or less shall not be deemed to be terminations of employment under this Section 3.7. Leaves of absence of more than one year will be deemed to be terminations of employment under this Section 3.7, unless the Committee determines otherwise.

      Section 3.8 Extension of Vesting; Deferral of Payment.

      The Committee may, in its sole discretion, offer any Participant the right, by execution of a written agreement with ML & Co. containing such terms and conditions as the Committee shall in its sole discretion provide for, to extend the Vesting Period applicable to all or any portion of such Participant's Restricted Shares or Restricted Units, to convert all or any portion of such Participant's Restricted Shares into Restricted Units or to defer the receipt of all or any portion of the payment, if any, for such Participant's Restricted Units (including any Restricted Shares converted into Restricted Units). In the event that any Vesting Period with respect to Restricted Shares is extended pursuant to this Section 3.8, the Restricted Period with respect to such Restricted Shares shall be extended to the same date. The provisions of any written agreement with a Participant pursuant to this Section 3.8 may provide for the payment or crediting of interest, an appreciation factor or index or dividend equivalents, as appropriate.

ARTICLE IV - PROVISIONS APPLICABLE TO STOCK OPTIONS.

      Section 4.1 Grants of Stock Options.

      The Committee may select employees to become Participants (subject to Section 1.5 hereof) and grant Stock Options to such Participants at any time; provided, however, that Incentive Stock Options shall be granted within 10 years of the earlier of the date the Plan is adopted by the Board or approved by the stockholders. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of the Plan, the Committee shall also determine the number of shares of Common Stock to be covered by each Stock Option. The Committee shall have the authority, in its discretion, to grant "Incentive Stock Options" or "Nonqualified Stock Options," or to grant both types of Stock Options. Furthermore, the Committee may grant a Stock Appreciation Right in connection with a Stock Option, as provided in Article V.

      Section 4.2 Option Documentation.

      Each Stock Option granted under the Plan shall be evidenced by written documentation containing such terms and conditions as the Committee may deem appropriate and are not inconsistent with the provisions of the Plan.

      Section 4.3 Exercise Price.

      The Committee shall establish the exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of the underlying shares of Common Stock on the day a Stock Option is granted and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the day such Incentive Stock Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Article VII of the Plan.

      Section 4.4 Exercise of Stock Options.

            (a) Exercisability: Stock Options shall become exercisable at such times and in such installments as the Committee may provide at the time of grant. The Committee may, however, in its sole discretion accelerate the time at which a Stock Option or installment may be exercised. A Stock Option may be exercised at any time from the time first set by the Committee until the close of business on the expiration date of the Stock Option. Notwithstanding the foregoing, in no event may a Participant, or a Participant's transferee pursuant to Section 4.4(d), exercise a Stock Option during the 12-month period following a hardship withdrawal by the Participant of Elective 401(k) Deferrals as defined under the Merrill Lynch & Co., Inc. 401(k) Savings & Investment Plan.

            (b) Option Period: For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised, provided that no Stock Option shall be exercisable after the expiration of 10 years from the date of grant of such Stock Option.

            (c) Exercise in the Event of Termination of Employment:

      (i) Death: If a Participant ceases to be an employee of the Company by reason of death prior to the exercise or expiration of Stock Options granted to him and outstanding on the date of death, such Stock Options may be exercised to the full extent not yet exercised, regardless of whether or not then fully exercisable under the terms of the grant or under the terms of Section 4.4(a) hereof, by his estate or beneficiaries, as the case may be, if such Stock Options are outstanding in his name, or by his transferee pursuant to Section 4.4(d) or such transferee's estate or beneficiaries, if such Stock Options are outstanding in the name of such transferee, at any time and from time to time, but in no event after the expiration date of such Stock Option.

      (ii) Disability or Retirement: The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of this Article IV, provided that following Disability or Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be competition with business engaged in by the Company shall be deemed to have terminated employment. In the case of Incentive Stock Options, Disability shall be as defined in Code Section 22(e)(3).

      (iii) Other Terminations: If a Participant ceases to be an employee prior to the exercise or expiration of a Stock Option for any reason other than death, all outstanding Stock Options granted to such Participant, whether outstanding in his name or in the name of another person as a result of a transfer in accordance with Section 4.4(d), shall expire on the date of such termination of employment, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and determines that the Participant, his transferee pursuant to Section 4.4(d) or such transferee's estate or beneficiaries, may exercise any such outstanding Stock Option (to the extent that any such outstanding Stock Option could have been exercised at the date of such termination of employment) at any time and from time to time within up to 5 years after such termination of employment but in no event after the expiration date of such Stock Option (the "Extended Period"). If a Participant dies during the Extended Period and prior to the exercise or expiration of a Stock Option, his estate or beneficiaries, as the case may be, if such Stock Option is outstanding in his name, or his transferee pursuant to Section 4.4(d) or such transferee's estate or beneficiaries, if such Stock Option is outstanding in the name of such transferee, may exercise such Stock Option (to the extent such Stock Option could have been exercised at the date of termination of employment) at any time and from time to time, but in no event after the end of the Extended Period.

      (d) Limitations on Transferability: Stock Options are not transferable by a Participant except by will or the laws of descent and distribution and are exercisable during his lifetime only by him; provided, however, that the Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment of an existing grant) Stock Options which may be transferred by the Participant during his lifetime to any member of his immediate family or to a trust, limited liability corporation, family limited partnership or other equivalent vehicle, established for the exclusive benefit of one or more members of his immediate family, in which case the written documentation containing the terms and conditions of such Stock Options shall so state. A transfer of a Stock Option pursuant to this subparagraph may only be effected by the Corporation at the written request of a Participant and shall become effective only when recorded in the Corporation's record of outstanding Stock Options. In the event a Stock Option is transferred as contemplated in this subparagraph, such Stock Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. In the event a Stock Option is transferred as contemplated in this subparagraph, such Stock Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant grant, and the transferee shall be entitled to the same rights as the Participant under Articles VII, VIII and X hereof, as if no transfer had taken place. As used in this subparagraph, "immediate family" shall mean, with respect to any person, any child, stepchild or grandchild, and shall include relationships arising from legal adoption.

      Section 4.5 Payment of Purchase Price and Tax Liability Upon Exercise;
                  Delivery of Shares.

      (a) Payment of Purchase Price: The purchase price of the shares as to which a Stock Option is exercised shall be paid to the Company at the time of exercise (i) in cash, (ii) by delivering freely transferable shares of Common Stock already owned by the person exercising the Stock Option having a total Fair Market Value on the date of exercise equal to the purchase price, (iii) a combination of cash and shares of Common Stock equal in value to the exercise price, or (iv) by such other means as the Committee, in its sole discretion, may determine.

      (b) Payment of Taxes: Upon exercise, a Participant may elect to satisfy any federal, state or local taxes required by law to be withheld that arise as a result of the exercise of a Stock Option by directing the Company to withhold from the shares of Common Stock otherwise deliverable upon the exercise of such Stock Option, such number of shares as shall have a total Fair Market Value, on the date of exercise, at least equal to the amount of tax to be withheld.

      (c) Delivery of Shares: Upon receipt by the Company of the purchase price, stock certificate(s) for the shares of Common Stock as to which a Stock Option is exercised (net of any shares withheld pursuant to Section 4.5(b) above) shall be delivered to the person in whose name the Stock Option is outstanding or such person's estate or beneficiaries, as the case may be, or such shares shall be credited to a brokerage account or otherwise delivered, in such manner as such person or such person's estate or beneficiaries, as the case may be, may direct.

      Section 4.6 Limitation on Fair Market Value of Shares of Common Stock
                  Received upon Exercise of Incentive Stock Options.

      The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by a Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other limit as may be established from time to time under the Code.

ARTICLE V - PROVISIONS APPLICABLE TO STOCK APPRECIATION RIGHTS.

      Section 5.1 Grants of Stock Appreciation Rights.

      The Committee may select employees to become Participants (subject to the provisions of Section 1.5 hereof) and grant Stock Appreciation Rights to such Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. The Committee shall have the authority to grant Stock Appreciation Rights in connection with a Stock Option or independently. The Committee may grant Stock Appreciation Rights in connection with a Stock Option, either at the time of grant or by amendment, in which case each such right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right granted in connection with a Stock Option shall entitle the holder to surrender to the Company the related Stock Option unexercised, or any portion thereof, and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of the Common Stock on the day preceding the surrender of such Stock Option over the Stock Option exercise price times the number of shares underlying the Stock Option, or portion thereof, that is surrendered. A Stock Appreciation Right granted independently of a Stock Option shall entitle the holder to receive upon exercise an amount equal to the excess of the Fair Market Value of one share of Common Stock on the day preceding the exercise of the Stock Appreciation Right over the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted, or such other price determined by the Committee at the time of grant, which shall in no event be less than 50% of the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted. Stock Appreciation Rights are not transferable by a Participant except by will or the laws of descent and distribution and are exercisable during his lifetime only by him.

      Section 5.2 Stock Appreciation Rights Granted in Connection with Incentive
                  Stock Options.

      (a) Stock Appreciation Rights granted in connection with Incentive Stock Options must expire no later than the last date the underlying Incentive Stock Option can be exercised.

      (b) Such Stock Appreciation Rights may be granted for no more than 100% of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised.

      (c) Such Stock Appreciation Rights are transferable only to the extent and at the same time and under the same conditions as the underlying Incentive Stock Options.

      (d) Such Stock Appreciation Rights may be exercised only when the underlying Incentive Stock Options may be exercised.

      (e) Such Stock Appreciation Rights may be exercised only when the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Options exceeds the exercise price of the Incentive Stock Options.

      Section 5.3 Payment Upon Exercise of Stock Appreciation Rights.

      The Company's obligation to any Participant exercising a Stock Appreciation Right may be paid in cash or shares of Common Stock, or partly in cash and partly in shares, at the sole discretion of the Committee.

      Section 5.4 Termination of Employment.

      (a) Death: If a Participant ceases to be an employee of the Company prior to the exercise or expiration of a Stock Appreciation Right outstanding in his name on the date of death, such Stock Appreciation Right may be exercised to the full extent not yet exercised, regardless of whether or not then fully exercisable under the terms of the grant, by his estate or beneficiaries, as the case may be, at any time and from time to time within l2 months after the date of death but in no event after the expiration date of such Stock Appreciation Right.

      (b) Disability: The Disability of a Participant shall not constitute a termination of employment for purposes of this Article IV, provided that following the Disability such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

      (c) Retirement: The Retirement of a Participant shall not constitute a termination of employment for purposes of this Article IV, provided that following Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company, and such Participant may exercise any Stock Appreciation Right outstanding in his name at any time and from time to time within 5 years after the date his Retirement commenced but in no event after the expiration date of such Stock Appreciation Right. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

      (d) Other Terminations: If a Participant ceases to be an employee prior to the exercise or expiration of a Stock Appreciation Right for any reason other than death, all outstanding Stock Appreciation Rights granted to such Participant shall expire on the date of such termination of employment, unless the Committee, in its sole discretion, determines that he may exercise any such outstanding Stock Appreciation Right (to the extent that he was entitled to do so at the date of such termination of such employment) at any time and from time to time within up to 5 years after such termination of employment but in no event after the expiration date of such Stock Appreciation Right.

ARTICLE VI - PROVISIONS APPLICABLE TO OTHER ML & CO. SECURITIES.

      Section 6.1 Grants of Other ML & Co. Securities.

      Subject to the provisions of the Plan and any necessary action by the Board of Directors, the Committee may select employees to become Participants (subject to the provisions of Section 1.5 hereof) and grant to Participants Other ML & Co. Securities or the right or option to purchase Other ML & Co. Securities on such terms and conditions as the Committee shall determine, including, without limitation, the period such rights or options may be exercised, the nature and terms of payment of consideration for such Other ML & Co. Securities, whether such Other ML & Co. Securities shall be subject to any or all of the provisions of Article III of the Plan applicable to Restricted Shares and/or Restricted Units, the consequences of termination of employment, and the terms and conditions, if any, upon which such Other ML & Co. Securities may or must be repurchased by the Company. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Each such Other ML & Co. Security shall be issued at a price that will not exceed the Fair Market Value thereof on the date the corresponding right or option is granted. Other ML & Co. Securities may bear interest or pay dividends from such date and at a rate or rates or pursuant to a formula or formulas fixed by the Committee or any necessary action of the Board. Any applicable conversion or exchange rate with respect to Other ML & Co. Securities shall be fixed by, or pursuant to a formula determined by, the Committee or any necessary action of the Board at each date of grant and may be predicated upon the attainment of financial or other performance goals.

      Section 6.2 Terms and Conditions of Conversion or Exchange.

      Each Other ML & Co. Security may be convertible or exchangeable on such date and within such period of time as the Committee, or the Board if necessary, determines at the time of grant. Other ML & Co. Securities may be convertible into or exchangeable for (i) shares of Preferred Stock of ML & Co. or (ii) other securities of ML & Co. or any present or future subsidiary of ML & Co., whether or not convertible into shares of Common Stock, as the Committee, or the Board if necessary, determines at the time of grant (or at any time prior to the conversion or exchange date).

ARTICLE VII - CHANGES IN CAPITALIZATION.

      Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect shares of Common Stock or Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of shares of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the shares of Common Stock cease to exist, or, if in the opinion of the Committee, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary items have disproportionately and materially affected the value of shares of Common Stock or Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in (a) the maximum number of shares of Common Stock available for distribution under the Plan; (b) the number of shares subject to or reserved for issuance under outstanding Performance Share, Restricted Share, and Stock Option grants; (c) the performance objectives for the Performance Periods not yet completed, including the minimum, intermediate, and full performance levels and portion of payments related thereto; and (d) any other terms or provisions of any outstanding grants of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, in order to preserve the full benefits of such grants for the Participants, taking into account inflation, interest rates, and any other factors that the Committee, in its sole discretion, considers relevant. In the event of a change in the presently authorized shares of Common Stock that is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be shares of Common Stock within the meaning of the Plan. In the event of any other change affecting the shares of Common Stock, Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

ARTICLE VIII - PAYMENTS UPON TERMINATION OF EMPLOYMENT AFTER A CHANGE IN
               CONTROL.

      Section 8.1 Value of Payments Upon Termination After a Change in Control.

      Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of his Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, and Other ML & Co. Securities in a lump sum in cash, promptly after termination of his employment but, without limiting the foregoing, in no event later than 30 days thereafter. Payments shall be calculated as set forth below:

      (a) Performance Shares and Performance Units.

      Any payment for Performance Shares and Performance Units pursuant to this
Section 8.1(a) shall be calculated by applying performance objectives for any outstanding Performance Shares and Performance Units as if the applicable Performance Period and any applicable Restricted Period had ended on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(a) shall be reduced by the amount of any payment previously made to the Participant with respect to the Performance Shares and Performance Units, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Performance Shares and Performance Units payable pursuant to this
Section 8.1(a) shall be the amount equal to the number of Performance Shares and Performance Units payable in accordance with the preceding sentence multiplied by the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated or, if higher, the highest Fair Market Value of a share of the Common Stock on any day during the 90-day period ending on the date of the Change in Control (the "Pre-CIC Value").

      (b) Restricted Shares and Restricted Units.

      Any payment under this Section 8.1(b) shall be calculated as if all the relevant Vesting and Restricted Periods had been fully completed immediately prior to the date on which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(b) shall be reduced by the amount of any payment previously made to the Participant with respect to the Restricted Shares and Restricted Units, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Restricted Shares and Restricted Units payable pursuant to this Section 8.1(b) shall be the amount equal to the number of the Restricted Shares and Restricted Units outstanding in a Participant's name multiplied by the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated or, if higher, the Pre-CIC Value.

      (c) Stock Options and Stock Appreciation Rights.

      Any payment for Stock Options and Stock Appreciation Rights pursuant to this Section 8.1(c) shall be calculated as if all such Stock Options and Stock Appreciation Rights, regardless of whether or not then fully exercisable under the terms of the grant, became exercisable immediately prior to the date on which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(c) shall be reduced by the amount of any payment previously made to a Participant with respect to the Stock Options and Stock Appreciation Rights, exclusive of any ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Stock Options and Stock Appreciation Rights payable pursuant to this Section 8.1(c) shall be

                  (i) in the case of a Stock Option, for each underlying share of Common Stock, the excess of the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value, over the per share exercise price for such Stock Option;

                  (ii) in the case of a Stock Appreciation Right granted in
            tandem with a Stock Option, the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value, over the Stock Option exercise price; and

                  (iii) in the case of a Stock Appreciation Right granted
            independently of a Stock Option, the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value, over the Fair Market Value of one share of

            Common Stock on the date such Stock Appreciation Right was granted, or such other price determined by the Committee at the time of grant.

      (d) Other ML & Co. Securities.

      Any payment for Other ML & Co. Securities under this Section 8.1(d) shall be calculated as if any relevant Vesting or Restricted Periods or other applicable conditions dependent on the passage of time and relating to the exercisability of any right or option to purchase Other ML & Co. Securities, or relating to the full and unconditional ownership of such Other ML & Co. Securities themselves, had been met on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(d) shall be reduced by the amount of any payment previously made to the Participant with respect to the Other ML & Co. Securities, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Other ML & Co. Securities payable pursuant to this Section 8.1(d) shall be

                  (i) in the case of an option or right to purchase such Other
            ML & Co. Security, for each underlying Other ML & Co. Security, the excess of the Fair Market Value of such Other ML & Co. Security on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value, over the exercise price of such option or right; and

                  (ii) in the case of the Other ML & Co. Security itself (where there is no outstanding option or right relating to such Other ML & Co. Security), the Fair Market Value of the Other ML & Co. Security on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value.

      Section 8.2 A Change in Control.

      A "Change in Control" shall mean a change in control of ML & Co. of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if:

      (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, other than the Company's employee stock ownership plan, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of ML & Co. representing 30% or more of the combined voting power of ML & Co.'s then outstanding securities entitled to vote in the election of directors of ML & Co.;

      (b) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan) individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the stockholders of ML & Co. was approved by a vote of at least three quarters of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

      (c) all or substantially all of the assets of ML & Co. are liquidated or distributed.

      Section 8.3 Effect of Agreement Resulting in Change in Control.

      If ML & Co. executes an agreement, the consummation of which would result in the occurrence of a Change in Control as described in Section 8.2, then, with respect to a termination of employment without Cause or for Good Reason occurring after the execution of such agreement (and, if such agreement expires or is terminated prior to consummation, prior to such expiration or termination of such agreement), a Change in Control shall be deemed to have occurred as of the date of the execution of such agreement.

      Section 8.4 Termination for Cause.

      Termination of the Participant's employment by the Company for "Cause" shall mean termination upon:

      (a) the willful and continued failure by the Participant substantially to perform his duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness or from the Participant's Retirement or any such actual or anticipated failure resulting from termination by the Participant for Good Reason) after a written demand for substantial performance is delivered to him by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties; or

      (b) the willful engaging by the Participant in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise.

      No act or failure to act by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

      Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant was guilty of conduct set forth above in clause (a) or (b) of the first sentence of this Section 8.4 and specifying the particulars thereof in detail.

      Section 8.5 Good Reason.

      "Good Reason" shall mean the Participant's termination of his employment with the Company if, without the Participant's written consent, any of the following circumstances shall occur:

      (a) Inconsistent Duties. A meaningful and detrimental alteration in the Participant's position or in the nature or status of his responsibilities (including those as a director of ML & Co., if any) from those in effect immediately prior to the Change in Control;

      (b) Reduced Salary or Bonus Opportunity. A reduction by the Company in the Participant's annual base salary as in effect immediately prior to the Change in Control; a failure by the Company to increase the Participant's salary at a rate commensurate with that of other key executives of the Company; or a reduction in the Participant's annual cash bonus below the greater of (i) the annual cash bonus that he received, or to which he was entitled, immediately prior to the Change in Control, or (ii) the average annual cash bonus paid to the Participant by the Company for the three years preceding the year in which the Change in Control occurs;

      (c) Relocation. The relocation of the office of the Company where the Participant is employed at the time of the Change in Control (the "CIC Location") to a location that in his good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as ML & Co. because of hazardous or undesirable conditions including without limitation a high crime rate or inadequate facilities, or to a location that is more than twenty-five (25) miles away from the CIC Location or the Company's requiring the Participant to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with his customary business travel obligations in the ordinary course of business prior to the Change in Control);

      (d) Compensation Plans. The failure by the Company to continue in effect any compensation plan in which the Participant participates, including but not limited to this Plan, the Company's retirement program, Employee Stock Purchase Plan, 1978

Incentive Equity Purchase Plan, Equity Capital Accumulation Plan, Canadian Capital Accumulation Plan, Management Capital Accumulation Plan, limited partnership offerings, cash incentive compensation or any other plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue the Participant's participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of his participation relative to other Participants, as existed immediately prior to the Change in Control;

      (e) Benefits and Perquisites. The failure of the Company to continue to provide the Participant with benefits at least as favorable as those enjoyed by the Participant under any of the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Participant was participating immediately prior to the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by him immediately prior to the Change in Control, including, without limitation, the use of a car, secretary, office space, telephones, expense reimbursement, and club dues; or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

      (f) No Assumption by Successor. The failure of ML & Co. to obtain a satisfactory agreement from any successor to assume and agree to perform a Participant's employment agreement as contemplated thereunder or, if the business of the Company for which his services are principally performed is sold at any time after a Change in Control, the purchaser of such business shall fail to agree to provide the Participant with the same or a comparable position, duties, compensation, and benefits as provided to him by the Company immediately prior to the Change in Control.

      Section 8.6 Effect on Plan Provisions.

      In the event of a Change in Control, no changes in the Plan, or in any documents evidencing grants of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities and no adjustments, determinations or other exercises of discretion by the Committee or the Board of Directors, that were made subsequent to the Change in Control and that would have the effect of diminishing a Participant's rights or his payments under the Plan or this Article shall be effective, including, but not limited to, any changes, determinations or other exercises of discretion made to or pursuant to the Plan. Once a Participant has received a payment pursuant to this Article VIII, shares of Common Stock that were reserved for issuance in connection with any Performance Shares, Restricted Shares, Stock Options, or Other ML & Co. Securities for which payment is made shall no longer be reserved and shares of Common Stock that are Restricted Shares or that are restricted and held by the Company pursuant to
Section 2.6(a)(i), for which payment has been made, shall no longer be registered in the name of the Participant and shall again be available for grants under the Plan. If the Participant's employment is terminated without Cause or for Good Reason after a Change in Control, any election to defer payment for Performance Shares or Performance Units pursuant to Section 2.8 hereof or Restricted Shares or Restricted Units pursuant to Section 3.8 hereof shall be null and void.

ARTICLE IX - MISCELLANEOUS.

      Section 9.1 Designation of Beneficiary.

      A Participant, or the transferee of a Stock Option pursuant to Section 4.4(d), may designate, in a writing delivered to ML & Co. before his death, a person or persons to receive, in the event of his death, any rights to which he would be entitled under the Plan. A Participant or Stock Option transferee, may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Participant or Stock Option transferee. A Participant or Stock Option transferee may designate more than one person as his beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by a Participant or Stock Option transferee at any time by filing a written statement of such change or revocation with the Company. If a Participant or Stock Option transferee fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

      Section 9.2 Employment Rights.

      Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company the right to become a Participant, and a grant under the Plan shall not be construed as giving any Participant any right to be retained in the employ of the Company.

      Section 9.3 Nontransferability.

      Except as provided in Section 4.4(d), a Participant's rights under the Plan, including the right to any amounts or shares payable, may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to his designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

      Section 9.4 Withholding.

      The Company shall have the right, before any payment is made or a certificate for any shares is delivered or any shares are credited to any brokerage account, to deduct or withhold from any payment under the Plan any Federal, state, local or other taxes, including transfer taxes, required by law to be withheld or to require the Participant or his beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld.

      Section 9.5 Relationship to Other Benefits.

      No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Company. The Plan shall not preclude the stockholders of ML & Co., the Board of Directors or any committee thereof, or the Company from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Company or the participation in any such plans by Participants in the Plan.

      Section 9.6 No Trust or Fund Created.

      Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

      Section 9.7 Expenses.

      The expenses of administering the Plan shall be borne by the Company.

      Section 9.8 Indemnification.

      Service on the Committee shall constitute service as a member of the Board of Directors so that members of the Committee shall be entitled to indemnification and reimbursement as directors of ML & Co. pursuant to its Certificate of Incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

      Section 9.9 Tax Litigation.

      The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Participants in the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

ARTICLE X - AMENDMENT AND TERMINATION.

      The Board of Directors or the Committee (but no other committee of the Board of Directors) may modify, amend or terminate the Plan at any time, except that, to the extent then required by applicable law, rule or regulation, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to an adjustment in accordance with the Plan). No modification, amendment or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him without the consent of such Participant.

ARTICLE XI - INTERPRETATION.

      Section 11.1 Governmental and Other Regulations.

      The Plan and any grant hereunder shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency that may, in the opinion of the counsel for the Company, be required.

      Section 11.2 Governing Law.

      The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of New York applicable to contracts entered into and performed entirely in such State.

ARTICLE XII - EFFECTIVE DATE AND STOCKHOLDER APPROVAL.

      The Plan shall not be effective unless or until approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy present and voting on the Plan.

                                 Exhibit 10(ii)

                                             As amended through October 21, 1996

                            MERRILL LYNCH & CO., INC.
                            -------------------------

                        EQUITY CAPITAL ACCUMULATION PLAN
                        --------------------------------


1. Purpose.

      The purposes of the Equity Capital Accumulation Plan (the "Plan") are: (a) to enhance the growth and profitability of Merrill Lynch & Co., Inc., a Delaware corporation ("ML & Co."), and its subsidiaries by providing the incentive of long-term rewards (which will be realized through continued employment and, in the case of Performance Shares, upon attainment of established performance objectives) to key employees who are capable of having a significant impact on the performance of ML & Co. and its subsidiaries; (b) to attract and retain employees of outstanding competence and ability; and (c) to further the identity of interests of such employees with those of stockholders of ML & Co.

2. Definitions.

      For the purpose of the Plan, the following terms shall have the meanings indicated:

      (a) "Board of Directors" or "Board" shall mean the Board of Directors of ML & Co.

      (b) "Company" shall mean ML & Co. and shall include each of its present or future subsidiaries, which are defined to include any corporation, partnership, or other organization in which ML & Co. has a proprietary interest by reason of stock ownership or otherwise, but only if ML & Co. owns or controls, directly or indirectly, stock or other interests possessing not less than 50% of the total combined voting power of all classes of stock or other equity interests in such corporation, partnership, or organization.

      (c) "Committee" shall mean the Management Development and Compensation Committee of the Board of Directors, or its functional successor, or any other Board committee that has been designated by the Board of Directors to administer the Plan or the Board of Directors. The Committee shall be constituted so that at all relevant times it meets the then applicable requirements of Rule 16b-3 (or its successor) promulgated under the Securities Exchange Act of 1934, as amended.

      (d) "Common Stock" shall mean the Common Stock, par value $1.33 1/3 per share, of ML & Co.

      (e) "Disability," unless otherwise provided herein, shall mean any physical or mental condition that, in the opinion of the Director of Human Resources of Merrill Lynch & Co., Inc. (or his functional successor), renders an employee incapable of engaging in any employment or occupation for which he is suited by reason of education or training.

      (f) "Fair Market Value" of Common Stock on any given date(s) shall be: (a) if Common Stock is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock on the date(s) in question, or, if there are no such bid prices for the Common Stock on any such date(s), the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear;
(b) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date(s) in question, or, if the Common Stock shall not have been traded on such principal exchange on any such date(s), the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Common Stock was so traded; provided, however, if the Distribution Date (as defined in the Rights Agreement) shall have occurred and the Rights shall then be represented by separate certificates rather than by certificates representing the Common Stock, there shall be added to such value calculated in accordance with (a) or (b) above, as the case may be, (i) if the Rights are not listed for trading on a national securities exchange but are traded in the over-the-counter market, the mean of the highest and lowest bid prices of the Rights on the date(s) in question, or, if there are no such bid prices for the Rights on any such date(s), the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear or (ii) if the Rights are listed for trading on one or more national securities exchanges, the mean of the high and low sales prices of the Rights on the principal such exchange on the date(s) in question, or if the Rights shall not have been traded on such principal exchange on any such date(s), the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Rights were so traded; or (c) such other amount as may be determined by the Committee by any fair and reasonable means.

      (g) "Junior Preferred Stock" shall mean ML & Co.'s Series A Junior Preferred Stock, par value $1.00 per share.

      (h) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 5 hereof and to whom a grant has been made and is outstanding under the Plan.

      (i) "Performance Period" shall mean, in relation to Performance Shares, any period, for which performance objectives have been established, of not less than three nor more than five consecutive ML & Co. fiscal years, commencing with the first day of the fiscal year in which such Performance Shares were granted.

      (j) "Performance Share" shall mean a unit granted to a Participant deemed to be equivalent in value to the Fair Market Value of one share of Common Stock.

      (k) "Restricted Period" shall mean any period of not less than 12 nor more than 60 consecutive months, commencing with the first day of the month in which Restricted Shares are granted, during which restrictions on such Restricted Shares are in effect.

      (l) "Restricted Share" shall mean a share of Common Stock and one Right granted to a Participant subject to the restrictions set forth in Section 7 hereof.

      (m) "Retirement" shall mean the cessation of employment by the Company (1) after reaching age 55 and having completed at least 5 years of service; (2) after reaching age 50 and having completed at least 10 years of service; (3) after reaching age 45 and having completed at least 15 years of service; or (4) having completed at least 20 years of service (in each case including approved leaves of absence of one year or less).

      (n) "Rights" means the Rights to Purchase Units of Series A Junior Preferred Stock issued pursuant to the Rights Agreement.

      (o) "Rights Agreement" means the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent.

3. Administration.

      (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to:
(i) subject to Section 5 hereof, select Participants after receiving the recommendations of the management of the Company; (ii) determine the number of Performance Shares or Restricted Shares subject to each grant; (iii) determine the time or times when grants are to be made; (iv) determine the terms and conditions subject to which grants may be made; (v) prescribe the form or forms of the instruments evidencing any grants made hereunder, provided that such forms are consistent with the Plan; (vi) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (vii) construe and interpret the Plan, the rules and regulations, and the instruments utilized under the Plan; and (viii) make all determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

      (b) The Committee shall hold meetings at such times and places as it may determine. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. A quorum of the Committee shall consist of a majority of its members, and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present or without a meeting by a written consent to the action taken signed by all members of the Committee. The Board of Directors may from time to time appoint members to the Committee in substitution of members previously appointed and fill any vacancies, however caused, in the Committee.

4. Shares Subject to the Plan.

      The total number of shares of Common Stock which may be issued under the Plan shall be 26,200,000 (whether granted as Restricted Shares or reserved for issuance upon grant of Performance Shares), subject to adjustment as provided in
Section 8 hereof. Any Performance Shares or Restricted Shares that have been granted but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of grants under the Plan. Shares of Common Stock issued under the Plan may be treasury shares or authorized but unissued shares.

5. Eligibility and Participation.

      Participation in the Plan shall be limited to officers (who may also be members of the Board of Directors) or other full-time, salaried, key employees of the Company who, in the opinion of the Committee, after receiving the recommendations of the management of the Company, exercise such functions or discharge such responsibilities that they merit consideration as employees selected to receive grants and become Participants under the Plan. Performance Shares shall be granted only to those employees recognized by the Committee as members of the executive management group. Restricted Shares shall be granted only to those employees recognized by the Committee as members of general management or as professional employees and to other employees who, in the opinion of the Committee (based on the recommendations of the management of the Company), have made or are in a position to make a contribution to the Company that warrants such a grant.

6. Provisions Applicable to Performance Shares.

      (a) Performance Periods. The Committee shall establish Performance Periods at its discretion. Each such Performance Period shall commence with the beginning of a fiscal year and have a duration of not less than three nor more than five consecutive fiscal years. There shall be no limitation on the number of Performance Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year, but no more than one Performance Period for any Performance Shares granted to any one Participant can commence in the same fiscal year.

      (b) Performance Objectives. At any time before or during a Performance Period, the Committee shall establish one or more performance objectives for such Performance Period, provided that such performance objectives shall be established prior to the grant of any Performance Shares with respect to such Period. Performance objectives shall be based on one or more measures such as return on stockholders' equity, growth in earnings per share, or any other standard deemed relevant by the Committee, measured internally or relative to other organizations and before or after extraordinary items, as may be determined by the Committee; provided, however, that any such measure shall include all accruals for grants made under the Plan and for all other employee benefit plans of the Company. The Committee may, in its discretion, establish performance objectives for the Company as a whole or for only that part of the Company in which a given Participant is involved, or a combination thereof. In establishing the performance objective or objectives for a Performance Period, the Committee shall determine both a minimum performance level, below which no Performance Shares shall be payable, and a full performance level, at or above which 100% of the Performance Shares shall be payable. In addition, the Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Shares shall be payable. Such performance objectives shall not thereafter be changed except as set forth in Sections 6(d), 6(e), and 8 hereof.

      (c) Grants of Performance Shares. The Committee may select employees to become Participants (subject to the provisions of Section 5 hereof) and grant Performance Shares to Participants at any time prior to or during the first fiscal year of a Performance Period. Grants shall be deemed to have been made as of the beginning of the first fiscal year of the Performance Period. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of Section 6(e) hereof, a grant of Performance Shares shall be effective for the entire applicable Performance Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Performance Shares granted, the Performance Period, the performance objective or objectives, the proportion of payments for performance between the minimum and full performance levels, if any, and any other terms, conditions, and rights with respect to such grant. At the time of any grant of Performance Shares, there shall be reserved for issuance the number of whole shares of Common Stock authorized for issuance under this Plan equal to at least one-half of the Performance Shares so granted.

      (d) Adjustment of Performance Objectives. Any other provision of the Plan to the contrary notwithstanding, at any time during a Performance Period, the Committee may adjust (up or down) the performance objectives and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto) for such Period or may adjust the way such performance objectives are measured if it determines that conditions, including but not limited to changes in the economy, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant. Notwithstanding any provision of this Section 6(d) to the contrary, the performance objectives shall be determined without taking into account any Units of Junior Preferred Stock that may be outstanding at the time of such calculation.

      (e) Termination of Employment.

            (i) If a Participant ceases to be an employee of the Company prior to the end of any Performance Period by reason of death, any outstanding Performance Shares with respect to such Participant shall become payable and be paid to such Participant's beneficiary or estate, as the case may be, in accordance with the provisions of Section 6(f) hereof. In computing Performance Shares payable, if any, to such Participant's beneficiary or estate, as the case may be, the Performance Period shall be deemed to end as of the end of the fiscal year in which the Participant's death occurred. The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of the Plan and such Participant shall not forfeit any Performance Shares held by him, provided that the Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Performance Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

            (ii) If a Participant ceases to be an employee prior to the end of a Performance Period for any reason other than death, the Participant immediately forfeits all Performance Shares granted under the Plan and all right to receive any payment for such Performance Shares, except that the Committee may, within six months after such termination, direct payment in accordance with the provisions of Section 6(f) hereof for a number of Performance Shares, as it may determine, granted under the Plan to a Participant whose employment has so terminated (but not exceeding the number of Performance Shares that could have been payable had the Participant remained an employee) if it finds that the circumstances in the particular case so warrant; for purposes of this provision, the Performance Period shall be deemed to end as of the end of the fiscal year in which termination occurred. Termination of employment after the end of a Performance Period but before the payment of Performance Shares relating to such Performance Period shall not affect the amount, if any, to be paid pursuant to
Section 6(f) hereof. Approved leaves of absence of one year or less shall not be deemed to be terminations under this Section. Leaves of absence of more than one year will be deemed to be terminations under this Section unless the Committee determines otherwise.

      (f) Payment of Performance Shares. Within 90 days after the end or deemed end of any Performance Period, the Company shall determine the extent to which performance objectives established by the Committee pursuant to Section 6(b) hereof for such Performance Period have been met during such Performance Period and the resultant extent to which Performance Shares granted for such Performance

Period are payable. Payment to a Participant or his beneficiary or estate, as the case may be, for any Performance Shares which have been granted to such Participant and which are determined to be payable shall be made, as soon as practicable after the end of the Performance Period and the determination of both the extent to which performance objectives have been met and the value of the Performance Shares payable, as follows: (i) a certificate for the number of shares of Common Stock equal to one-half the number of Performance Shares payable shall be delivered to the Participant or his beneficiary or estate, as the case may be, or such shares shall be credited to a brokerage account if the Participant or his beneficiary or estate, as the case may be, so directs, and
(ii) cash equal to one-half of the value of Performance Shares payable, valued at the mean of the Fair Market Value of Common Stock during the calendar month of February next following the end or deemed end of the Performance Period, shall be paid to the Participant or his beneficiary or estate, as the case may be; provided, however, that the Company shall not be required to deliver any fractional shares of Common Stock to any Participant under (i) above, but will pay the value of such fractional shares, measured as set forth in (ii) above, to the Participant or his beneficiary or estate, as the case may be.

      (g) Deferral of Payment. If the Committee, in its sole discretion, offers a Participant the right to defer, then, within 90 days after any grant of Performance Shares but in any event before the end of the fiscal year in which the grant is made, any Participant may elect, by execution of a written agreement, to defer all or any portion of the payment, if any, for such Performance Shares. If such an election is made, the stock portion of any payment for Performance Shares shall be deferred as stock units equal in number to and convertible, at the end of the deferral period, into the number of shares of Common Stock which would have been paid to the Participant. Such stock units represent only a contractual right and do not give the Participant any interest, right, or title to any Common Stock during the deferral period. During the period of deferral of stock units, the Company shall, for each stock unit, periodically credit a cash amount to the Participant's account. Such cash amount shall be paid in the same manner and at the same time, and be measured by the amount paid, as a dividend on a share of Common Stock, plus, if any shares of Junior Preferred Stock shall then be outstanding, the amount, if any, paid on one one-hundredth of a share of Junior Preferred Stock. A Participant's right to receive such cash amount is a contractual right only. Any such cash amounts shall be deferred as cash in the manner set forth for the deferral of the cash portion of any payment for Performance Shares. The cash portion of any payment for Performance Shares shall be deferred as cash units and credited annually with the appreciation factor contained in the Deferred Compensation Program of the Company for the year of grant. All other terms and conditions of deferred payments shall be the same as those contained in such Deferred Compensation Program.

7. Provisions Applicable to Restricted Shares.

      (a) Restricted Period. The Committee shall establish one or more Restricted Periods at its discretion, provided no Restricted Period shall have a duration of less than 12 nor more than 60 consecutive months, measured from the first day of the month in which Restricted Shares are granted with respect to such Restricted Period, provided that, for any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such Restricted Period may not be less than 36 months.

      (b) Grants of Restricted Shares. The Committee may select employees to become Participants (subject to the provisions of Section 5 hereof) and grant Restricted Shares to Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of
Section 7(d) hereof, a grant of Restricted Shares shall be effective for the entire applicable Restricted Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Restricted Shares granted, the Restricted Period, the restrictions applicable to such Restricted Shares, and any other terms, conditions, and rights with respect to such grant.

      (c) Restrictions. At the time of grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock and the appropriate number of Rights granted to a Participant shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock and Rights, including the right to receive dividends, the right to exercise the Rights for Junior Preferred Stock and the right to vote such Common Stock and Junior Preferred Stock, subject to the following restrictions: (i) subject to
Section 7(d) hereof, the Participant shall not be entitled to delivery of the stock or Rights certificates until the expiration of the Restricted Period; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (iii) all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as allowed by Section 7(d) hereof. Any shares of Common Stock, Rights, or Junior Preferred Stock or other securities or property received as a result of a stock distribution to holders of Restricted Shares or as a stock dividend on Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

      (d) Termination of Employment. If a Participant ceases to be an employee of the Company prior to the end of a Restricted Period by reason of death, all restrictions contained in the Restricted Share Agreement(s) and in the Plan shall lapse as to all Restricted Shares granted to such Participant, and a certificate for such shares shall be delivered or such shares shall be credited as set forth in Section 7(e) hereof. The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of the Plan and such Participant shall not forfeit any Restricted Shares held by him, provided that following Disability or Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Restricted Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment. If a Participant ceases to be an employee prior to the end of a Restricted Period for any reason other than death, the Participant shall immediately forfeit all Restricted Shares previously granted in accordance with the provisions of Section 7(c) hereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such Participant, and all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to such Restricted Shares, and a certificate for such shares shall be delivered or such shares shall be credited as set forth in Section 7(e) hereof. Approved leaves of absence of one year or less shall not be deemed terminations or interruptions in continuous service under this Section. Leaves of absence of more than one year will be deemed to be terminations under this Section unless the Committee determines otherwise.

      (e) Payment of Restricted Shares. At the end of the Restricted Period or at such earlier time as provided for in Section 7(d) hereof, all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to Restricted Shares granted in relation to such Restricted Period, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions, shall be delivered to the Participant or his beneficiary or estate, as the case may be, or such shares shall be credited to a brokerage account if the Participant or his beneficiary or estate, as the case may be, so directs.

      (f) Shortening of Restricted Period. Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time shorten any Restricted Period to no less than 12 months if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant, provided that, for any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such Restricted Period may not be less than 36 months.

8. Changes in Capitalization.

      Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect Common Stock on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the Common Stock ceases to exist, or, if in the opinion of the Committee, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary items have disproportionately and materially affected the value of Common Stock, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in (a) the maximum number of shares of Common Stock available for issuance under the Plan; (b) the number of shares subject to or reserved for issuance under outstanding Performance and Restricted Share grants; and (c) the performance objectives for the Performance Periods not yet completed, including the minimum, intermediate, and full performance levels and portion of payments related thereto. In the event of a change in the presently authorized Common Stock which is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

9. Payments Upon Termination of Employment After a Change in Control.

      (a) Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of his Performance Shares in a lump sum in cash, as promptly as possible after termination of his employment; provided, however, that if the Participant, at least 30 days prior to such termination, has made an election in writing pursuant to this Section, payment may be made in the number of annual installments (not to exceed 5) specified in such election. For Performance Shares granted prior to January 1, 1988, any payment under this Section shall be calculated as if the maximum performance objectives for the Performance Period had been met in full and as if all the relevant Performance Periods had been fully completed on the first day of the month in which the Participant's employment is terminated; for Performance Shares granted on or after January 1, 1988, any payment under this Section shall be calculated by applying performance objectives for any outstanding Performance Shares as if the applicable Performance Period had ended on the first day of the month in which the Participant's employment is terminated. The value of the Performance Shares payable pursuant to this Section shall be the amount equal to the number of Performance Shares payable in accordance with the preceding sentence multiplied by the Fair Market Value of a share of the Common Stock on the day the Participant's employment is terminated or, if higher, the highest Fair Market Value of a share of the Common Stock on any day during the 90-day period ending on the date of the Change in Control (the "Pre-CIC Value").

      (b) Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of all of his Restricted Shares in a lump sum in cash as promptly as possible after termination of his employment; provided, however, that if the Participant, at least 30 days prior to such termination, has made an election in writing pursuant to this Section, payment may be made in the number of annual installments (not to exceed 5) specified in such election. Any payment under this Section shall be calculated as if all the relevant Restricted Periods had been fully completed on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section shall be reduced by the amount of any payment previously made to the Participant with respect to the Restricted Shares, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Restricted Shares payable pursuant to this Section shall be the amount equal to the number of the Restricted Shares outstanding in a Participant's name multiplied by the Fair Market Value of the Common Stock on the day the Participant's employment is terminated or, if higher, the Pre-CIC Value.

      (c) A "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of ML & Co. representing 30% or more of the combined voting power of ML & Co.'s then outstanding securities entitled to vote in the election of directors of ML & Co.; or

            (ii) during any period of two consecutive years individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the stockholders of ML & Co. was approved by a vote of at least three quarters of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

      (d) If ML & Co. executes an agreement, the consummation of which would result in the occurrence of a Change in Control as described in paragraph (c), then, with respect to a termination of employment without Cause or for Good Reason occurring after the execution of such agreement (and, if such agreement expires or is terminated prior to consummation, prior to such expiration or termination of such agreement), a Change in Control shall be deemed to have occurred as of the date of the execution of such agreement.

      (e) Termination of the Participant's employment by the Company for "Cause" shall mean termination upon:

            (i) the willful and continued failure by the Participant substantially to perform his duties with the Company (other than any such actual or anticipated failure resulting from termination by the Participant for Good Reason) after a written demand for substantial performance is delivered to him by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties; or

            (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act or failure to act by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

            Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant was guilty of conduct set forth above in clause (i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

      (f) "Good Reason" shall mean the Participant's termination of his employment with the Company if, without the Participant's written consent, any of the following circumstances shall occur:

            (i) the assignment to the Participant of any duties inconsistent with his position, duties, responsibilities and status with the Company as in effect immediately prior to a Change in Control, a change in his reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of the Participant from or any failure to reelect him to any of such positions;

            (ii) a reduction by the Company of the Participant's base salary as in effect just prior to the Change in Control;

            (iii) the relocation of the office of the Company where the Participant was employed at the time of the Change in Control (the "CIC Location") to a location more than fifty miles away from the CIC Location, or the Company's requiring the Participant to be based more than fifty miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with the Participant's business travel obligations just prior to the Change in Control);

            (iv) the failure of the Company to continue in effect any benefit or compensation plan, including but not limited to this Plan or the Company's retirement program, the Payroll-Based Stock Ownership Plan for Employees of Merrill Lynch & Co., Inc. and Affiliates, the Company's Employee Stock Purchase Plan, 1978 Incentive Equity Purchase Plan, Career Compensation Plan, Canadian Capital Accumulation Plan, Management Capital Accumulation Plan, limited partnership offerings, cash incentive compensation or deferred compensation programs, in which the Participant is participating at the time of the Change in Control or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue participation of the Participant therein on at least as favorable a basis, in terms of both the amount of benefits provided and the level of his participation relative to other Participants, as existed at the time of the Change in Control; or

            (v) the failure of the Company to continue to provide the Participant with benefits at least as favorable as those enjoyed by the Participant under any of the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Participant was participating at the time of the Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control.

      (g) In the event of a Change in Control, no changes in the Plan, or in any documents evidencing grants of Performance Shares or Restricted Shares, and no adjustments, determinations or other exercises of discretion by the Committee or the Board of Directors, that were made subsequent to the Change in Control and that would have the effect of diminishing a Participant's rights or his payments under the Plan or this Section shall be effective, including, but not limited to, any changes, determinations or other exercises of discretion made to or pursuant to Sections 2(f), 3, 6, 7, 8 or 19 of the Plan. Once a Participant has received a payment pursuant to this Section, shares of Common Stock that were reserved for issuance in connection with any Performance Shares for which payment is made shall no longer be reserved and shares of Common Stock that are Restricted Shares for which payment has been made shall no longer be registered in the name of the Participant and shall again be available for grants under the Plan. If the Participant's employment is terminated without Cause or for Good Reason after a Change in Control, any election to defer payment for Performance Shares pursuant to Section 6(g) hereof shall be null and void.

10. Designation of Beneficiary.

      A Participant may designate, in writing delivered to ML & Co. before his death, a person or persons to receive, in the event of his death, any rights to which he would be entitled under the Plan. A Participant may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Participant. A Participant may designate more than one person as his beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Company. If a Participant fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

11. Employment Rights.

      Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company the right to become a Participant, and a grant under the Plan shall not be construed as giving any Participant any right to be retained in the employ of the Company.

12. Nontransferability.

      A Participant's rights under the Plan, including the right to any amounts or shares payable, may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to his designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

13. Withholding.

      The Company shall have the right, before any payment is made or a certificate for any shares is delivered or any shares are credited to any brokerage account, to deduct or withhold from any payment under the Plan any Federal, state, or local taxes, including transfer taxes, required by law to be withheld or to require the Participant or his beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld.

14. Relationship to Other Benefits.

      No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Company. The Plan shall not preclude the stockholders of ML & Co., the Board of Directors or any committee thereof, or the Company from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Company or the participation in any such plans by Participants in the Plan.

15. No Trust or Fund Created.

      Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

16. Expenses.

      The expenses of administering the Plan shall be borne by the Company.

17. Indemnification.

      Service on the Committee shall constitute service as a member of the Board of Directors so that members of the Committee shall be entitled to indemnification and reimbursement as directors of ML & Co. pursuant to its Certificate of Incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

18. Tax Litigation.

      The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Participants in the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

19. Amendment and Termination.

      The Board of Directors or the Committee (but no other committee of the Board of Directors) may modify, amend, or terminate the Plan at any time except that the maximum number of shares of Common Stock available for issuance under the Plan may not be increased (other than increases due to adjustments in accordance with the Plan) without approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders. No modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him without the consent of such Participant.

20. Governmental and Other Regulations.

      The Plan and any grant hereunder shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency which may, in the opinion of the counsel for the Company, be required.

21. Governing Law.

      The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of New York.

22. Effective Date.

      The Plan shall not be effective unless or until approved by the vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a meeting of the stockholders to which it is presented

                                Exhibit 10(iii)

         MERRILL LYNCH & CO., INC. DEFERRED UNIT AND STOCK UNIT PLAN FOR
                             NON-EMPLOYEE DIRECTORS

Article I - General

      Section 1.1 Purposes.

            The purposes of the Merrill Lynch & Co., Inc. Deferred Unit and Stock Unit Plan for Non-Employee Directors (the "Plan") are (a) to provide an incentive to highly qualified individuals to serve as Directors of Merrill Lynch & Co., Inc. ("ML & Co.") and (b) to further align the interests of Non-Employee Directors with the stockholders of ML & Co.

      Section 1.2 Definitions.

            For the purpose of the Plan, the following terms shall have the meanings indicated.

            "Account(s)" means a Participant's Mutual Fund Index Account and/or Deferred Unit/Stock Unit Account.

            "Account Balance(s)" means the Participant's Deferred Unit Account Balance, Deferred Stock Unit Account Balance and/or Mutual Fund Index Account Balance.

            "Administrator" means the Director of Human Resources of ML & Co., or his or her functional successor.

            "Affiliate" means any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests.

            "Annual Meeting" means the Annual Meeting of Stockholders of ML &
      Co.

            "annuitized payments" has the meaning specified in Section 2.5(b).

            "Board of Directors" or "Board" shall mean the Board of Directors of ML & Co.

            "Business Day" shall mean any day on which the New York Stock Exchange is open for business.

            "Change in Control" means a change in control of ML & Co. of a nature that would be required to be reported in response to Item 6(e) of
      Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not ML & Co. is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if:

            (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, other than ML & Co.'s employee stock ownership plan, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of ML & Co. representing 30% or more of the combined voting power of ML & Co.'s then outstanding securities entitled to vote in the election of directors of ML & Co.;

            (b) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constituted the Board of Directors and any new Directors whose election by the Board of Directors or nomination for election by the stockholders of ML & Co. was approved by a vote of at least three quarters of the Directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

            (c) all or substantially all of the assets of ML & Co. are liquidated or distributed.

            "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

            "Common Stock" means the Common Stock, par value $1.33 1/3 per share, of ML & Co. and a "share of Common Stock" shall mean one share of Common Stock together with, for so long as Rights are outstanding, one Right (whether trading with the Common Stock or separately).

            "Company" means ML & Co. and all of its Affiliates.

            "Current Market Value" per share of Common Stock for any date means the average of the Daily Market Prices of a share of Common Stock for each Business Day for which such Daily Market Prices are available during a period commencing on a date 21 consecutive Business Days prior to such date and ending on the second Business Day prior to such date.

            "Daily Market Price" of shares of Common Stock on any date means:
      (a) the mean of the high and low sales prices reported on the New York Stock Exchange--Composite Tape (or, if shares of Common Stock are not traded on the New York Stock Exchange, the mean of the high and low sales prices reported on any securities exchange or quotation service on which the shares of Common Stock are listed or traded) of such shares on the date in question, or (b) if shares of Common Stock are not then listed or admitted to trading on any securities exchange as to which reported sales prices are available, the mean of reported high bid and low asked prices on such date, as reported by a reputable quotation service, or by The Wall Street Journal, Eastern Edition or a newspaper of general circulation in the Borough of Manhattan, City and State of New York.

            "Deferred Stock Unit" means a unit representing ML & Co.'s obligation to deliver one share of Common Stock in accordance with the terms of the Plan.

            "Deferred Stock Unit Account Balance" means, with respect to a particular grant as of any date, the Deferred Stock Units credited to a Participant's Deferred Unit/Stock Unit Account, adjusted in accordance with Section 3.1 to reflect the addition of dividend equivalents and any changes in capitalization and adjusted for any payments to the Participant in respect of Deferred Stock Units.

            "Deferred Unit" means a unit representing ML & Co.'s obligation to pay an amount in cash equal to the value of one share of Common Stock in accordance with the terms of the Plan.

            "Deferred Unit Account Balance" means, with respect to a particular grant as of any date, the Deferred Units credited to a Participant's Deferred Unit/Stock Unit Account, adjusted in accordance with Section 3.1 to reflect the addition of dividend equivalents and any changes in capitalization and adjusted for any payments to the Participant in respect of Deferred Units or optional deferrals into a Mutual Fund Index Account prior to that date.

            "Deferred Unit/Stock Unit Account" means the reserve account established on the books and records of ML & Co. to record a Participant's Deferred Unit Account Balance and Deferred Stock Unit Account Balance.

            "Determination Date" has the meaning specified in Section 2.5(b).

            "Director" means a member of the Board.

            "Disability" means any physical or mental condition that in the opinion of the Administrator renders a Director incapable of continuing to serve on the Board.

            "Early Separation" means ceasing to serve as a Director of ML & Co. prior to scheduled Retirement for any reason other than death or Disability.

            "End of Service Date" means the date on which a Participant ceases to serve as a Director for any reason.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Committee" means the Executive Committee of the Board of Directors.

            "Holding Period" has the meaning specified in Section 2.3(a).

            "Initial Payment Date" has the meaning specified in Section 2.5(b).

            "Junior Preferred Stock" means ML & Co.'s Series A Junior Preferred Stock, par value $1.00 per share.

            "modified installment payments" has the meaning specified in Section 2.5(b).

            "Mutual Fund Index Account" means the reserve account established on the books and records of ML & Co. to record a Participant's Mutual Fund Index Account Balance.

            "Mutual Fund Index Account Balance" means, with respect to a particular grant as of any date, the deferred amounts, if any, credited to a Participant's Mutual Fund Index Account pursuant to Section 2.4(b), adjusted in accordance with Section 3.2 to reflect the performance of the Participant's Selected Mutual Fund Index Account Return Options and adjusted for any payments made from the Mutual Fund Index Account to the Participant prior to that date.

            "Mutual Fund Index Account Return Options" means such Merrill Lynch mutual funds or other investment vehicles as the Administrator may from time to time designate for the purpose of indexing Mutual Fund Index Accounts hereunder. In the event a Mutual Fund Index Account Return Option ceases to exist or is no longer to be a Mutual Fund Index Account Return Option, the Administrator may designate a substitute Mutual Fund Index Account Return Option for such discontinued option.

            "Net Asset Value" means, with respect to each Mutual Fund Index Account Return Option that is a mutual fund or other commingled investment vehicle for which such values are determined in the normal course of business, the net asset value, on the date in question, of the Mutual Fund Index Account Return Option for which the value is to be determined.

            "Non-Employee Director" means a member of the Board who is not employed by ML & Co. or any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests or any successor thereto.

            "Participant" means each Non-Employee Director to whom a grant of Deferred Units or Deferred Stock Units has been made under the Plan.

            "Retirement" means ceasing to serve as a Director of ML & Co. on the date of the Annual Meeting next following the calendar year of such Director's seventieth birthday, or at such other time as may subsequently be established as the normal retirement date for Non-Employee Directors.

            "Retirement Annual Meeting" means, with respect to any Retiring Non-Employee Director, the Annual Meeting coincident with such Director's Retirement.

            "Retirement Fraction" means, with respect to any Retiring Non-Employee Director, a fraction whose numerator is the number of Annual Meetings (including the Retirement Annual Meeting) remaining until such Director's Retirement, and whose denominator is five.

            "Retiring Non-Employee Director" means a Non-Employee Director whose Retirement Annual Meeting will occur prior to, or will be the fifth Annual Meeting following, the effective date of any grant of Deferred Units or Deferred Stock Units to such Director.

            "Rights" means the Rights to Purchase Units of Series A Junior Preferred Stock, par value $1.00 per share, of ML & Co. issued pursuant to the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent, as amended from time to time.

            "Selected Mutual Fund Index Account Return Option" means a Mutual Fund Index Account Return Option selected by a Participant in accordance with Section 3.2(a).

            "Tender Offer" means an offer to purchase all or a portion of the outstanding shares of Common Stock that is subject to Section 14D of the Exchange Act, provided that such offer, if consummated, would result in a Change in Control.

      Section 1.3 Shares Subject to the Plan.

      (a) Reservation of Shares. The total number of shares of Common Stock that shall be reserved for issuance in payment of Deferred Stock Units under the Plan shall be 200,000, subject to adjustment for changes in capitalization of ML & Co. as provided in subparagraph (b) below. Shares of Common Stock issued under the Plan shall only be shares previously issued and reacquired by ML & Co. and held in its treasury.

      (b) Changes in Common Stock. If any change is made in the terms or provisions of the Common Stock (or the Rights of Junior Preferred Stock) subject to the Plan (whether by reason of reorganization, merger, consolidation, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or otherwise), then appropriate adjustments shall be made to the maximum number of shares of Common Stock and Rights subject to and reserved under the Plan without any action by the Board of Directors.

Article II - Deferred Units and Deferred Stock Units; Optional Deferral of
             Payment

      Section 2.1 Deferred Unit Grants.

      (a) Initial Grants. Each Non-Employee Director who is a member of the Board on the effective date of the Plan shall have a Deferred Unit/Stock Unit Account established in his or her name and be granted and have credited to such account as of the date this Plan becomes effective the number of Deferred Units obtained by dividing $50,000 by the Current Market Value per share of Common Stock on such date and rounding the result upwards to the nearest whole Deferred Unit; provided, however, that the dollar amount used to determine the grant to any Retiring Non-Employee Director shall be $50,000 multiplied by the Retirement Fraction applicable to such Retiring Non-Employee Director.

      (b) New Director Grants. Each person who becomes a Non-Employee Director after this Plan becomes effective shall, on the date when such person becomes a Non-Employee Director and without any action by the Board of Directors, have a Deferred Unit/Stock Unit Account established in his or her name and be granted and have credited to such account the number of Deferred Units obtained by dividing $50,000 by the Current Market Value per share of Common Stock on such date and rounding the result upwards to the nearest whole Deferred Unit; provided, however, that the dollar amount used to determine the grant to any Retiring Non-Employee Director shall be $50,000 multiplied by the Retirement Fraction applicable to such Retiring Non-Employee Director.

      (c) Subsequent Grants. Effective on the first Business Day of the month next following the date of the fifth Annual Meeting following the grant of Deferred Units to a Non-Employee Director pursuant to Section 2.1(a) or (b), as applicable, and, thereafter, effective on the first Business Day of the month next following the date of the fifth Annual Meeting following the grant of Deferred Units to a Non-Employee Director pursuant to this Section 2.1 (c), any Director then serving as a Non-Employee Director shall, without any action by the Board of Directors, be granted and have credited to his or her Deferred Unit/Stock Unit Account on such date the number of Deferred Units obtained by dividing $50,000 by the Current Market Value per share of Common Stock on such date and rounding the result upwards to the nearest whole Deferred Unit; provided, however, that the dollar amount used to determine the grant to any Retiring Non-Employee Director shall be $50,000 multiplied by the Retirement Fraction applicable to such Retiring Non-Employee Director.

      Section 2.2 Deferred Stock Unit Grants.

      In the event that ML & Co. determines to amend the Merrill Lynch & Co., Inc. Non-Employee Directors' Equity Plan (the "Equity Plan") to eliminate future grants thereunder, then, without any action by the Board of Directors, each Director serving as a Non-Employee Director on the effective dates set forth in
Section 2.2(a), (b) or (c) below, shall be granted and have credited to his or her Deferred Unit/Stock Unit Account the number of Deferred Stock Units obtained by dividing $50,000 by the Current Market Value per share of Common Stock on such date and rounding the result upwards to the nearest whole Deferred Stock Unit, effective as follows:

      (a) Continuing Director Initial Grants. For each Non-Employee Director who has received a grant under the Equity Plan, effective on the first Business Day of the month next following the date of the Annual Meeting upon which such Director's grant under the Equity Plan becomes fully vested;

      (b) New Director Grants. For each Non-Employee Director who has not received a grant under the Equity Plan, effective on the date that such Director joins the Board of Directors; and

      (c) Subsequent Grants. For each Non-Employee Director who has received a grant of Deferred Stock Units under Section 2.2(a) or (b), effective on the first Business Day of the month next following the date of the fifth Annual Meeting following the grant of Deferred Stock Units to a Non-Employee Director pursuant to Section 2.2(a) or (b), as applicable, and, thereafter, effective on the first Business Day of the month next following the date of the fifth Annual Meeting following the grant of Deferred Stock Units to a Non-Employee Director pursuant to this Section 2.2(c);

provided, however, that, in each case, the dollar amount used to determine the grant to any Retiring Non-Employee Director shall be $50,000 multiplied by the Retirement Fraction applicable to such Retiring Non-Employee Director.

      Section 2.3 Payment of Deferred Units and Deferred Stock Units.

      (a) Payment of Units Upon Expiration of Holding Period. Unless deferred at the option of the Participant in accordance with Section 2.4(a) hereof, the Deferred Unit Account Balance and Deferred Stock Unit Account Balance with respect to a particular grant will become payable upon the expiration of the holding period with respect to such grant (the "Holding Period"), which shall expire on the earlier of: (i) the date of the fifth Annual Meeting following the date of such grant, and (ii) a Participant's End of Service Date. The Deferred Units will be paid in cash. The amount of such cash payment shall be determined by multiplying the number of Deferred Units to be paid by the Current Market Value per share of Common Stock for the last day of the month immediately preceding the month in which payment is to be made and rounding the result to the nearest whole cent. The Deferred Stock Units will be paid in shares of Common Stock. One share of Common Stock will be delivered for each Deferred Stock Unit to be paid, after rounding any fractional Deferred Stock Unit upwards to the nearest whole share.

      (b) Reduced Payment upon Early Separation. In the event of a Participant's Early Separation, the amount payable to such Participant pursuant to paragraph 2.3(a) shall be reduced by multiplying the relevant Account Balance(s) by a fraction, the numerator of which shall be 1 plus the number of Annual Meetings that have occurred since the date of the relevant grant, and the denominator of which shall be 5 or, in the case of a Retiring Non-Employee Director, the number of Annual Meetings from the relevant grant date to and including the Retirement Annual Meeting. No such reduction shall be applied to any Account Balance(s) relating to grants whose Holding Periods have expired prior to the date of Early Separation.

      Section 2.4 Optional Deferral of Payment.

      (a) Optional Deferral of Payment. A Participant shall have the option to defer the payment of all or a portion of any Deferred Unit or Deferred Stock Unit grant upon the expiration of the relevant Holding Period for later payment in accordance with Section 2.5 by submitting to the Administrator or his or her designee such forms as the Administrator shall prescribe by no later than one year prior to the expiration of the relevant Holding Period. No such deferral election shall become effective if the Holding Period expires prior to the fifth Annual Meeting following the date of the relevant grant as a result of the Participant's Early Separation, death or Disability.

      (1) With respect to Deferred Units, a Participant may elect: (i) to have all or a portion of his or her Deferred Unit Account Balance retained as Deferred Units in his or her Deferred Unit/Stock Unit Account for payment at a later date, or (ii) to have all or a portion of his or her Deferred Unit Account Balance credited (either at the expiration of the Holding Period or upon some specified subsequent date) to a Mutual Fund Index Account in accordance with
Section 2.4(b).

      (2) With respect to Deferred Stock Units, a Participant may elect to have all or a portion of his or her Deferred Stock Unit Account Balance retained as Deferred Stock Units in his or her Deferred Unit/Stock Unit Account for payment at a later date.

      (b) Crediting to Mutual Fund Index Account. If a Participant elects, pursuant to Section 2.4(a), to defer all or a portion of his or her Deferred Unit Account Balance into a Mutual Fund Index Account, then, as soon as practicable (but in no event later than the end of the following month) after the expiration of the Holding Period applicable to such Participant's Deferred Unit grant, a Mutual Fund Index Account will be established in the Participant's name and will be credited with a dollar amount determined by multiplying the relevant number of Deferred Units by the Current Market Value per share of Common Stock on the last day of the month immediately preceding the month in which the Holding Period expires and rounding the result to the nearest whole cent. Mutual Fund Index Account Balances may not subsequently be converted to Deferred Units or Deferred Stock Units.

      (c) Irrevocability of Deferral Election. Except as provided in Sections 2.4(d) or (e) or Section 2.5, an election to defer the payment of all or a portion of a Participant's Deferred Unit Account Balance or Deferred Stock Unit Account Balance made pursuant to Section 2.4(a)(1) or (2) shall be irrevocable once submitted to the Administrator or his or her designee.

      (d) Rescission of Deferral Election Prior to the Expiration of the Holding Period. An optional deferral election may be rescinded at the request of the Participant only (i) prior to the expiration of the Holding Period with respect to any grant of Deferred Units or Deferred Stock Units, and (ii) if the Administrator, in his or her sole discretion and upon evidence of such basis that he or she finds persuasive (including a material applicable change in the Participant's U.S. Federal and/or foreign income tax rate during the period between the deferral election and the expiration of the Holding Period), agrees to the rescission of the election. In the event of a rescission under this
Section 2.4(d), no deferral will be effected under the Plan and the Participant will be paid the Deferred Units or Deferred Stock Units in accordance with
Section 2.4(a).

      (e) Rescission of Deferral Election Caused by an Adverse Tax Determination. Notwithstanding the provisions of Section 2.4(c), a deferral election may be rescinded at any time if (i) a final determination is made by a court or other governmental body of competent jurisdiction that the election was ineffective to defer income for purposes of U.S. Federal, state, local or foreign income taxation and the time for appeal from this determination has expired, and (ii) the Administrator, in his or her sole discretion, decides, upon the Participant's request and upon evidence of the occurrence of the events described in clause (i) hereof that he or she finds persuasive, to rescind the election. Upon such rescission, the relevant Account Balance(s) will be paid to the Participant as soon as practicable as provided herein.

      Section 2.5 Payment of Amounts Optionally Deferred.

      (a) Regular Payment Elections. A Participant's Account Balance(s) will be paid by ML & Co., as elected by the Participant at the time of his or her optional deferral election, either in a single payment to be made, or in the number of annual installment payments (not to exceed 15) chosen by the Participant to commence, (i) in the month following the month of the Participant's End of Service Date or death, (ii) in any month and year selected by the Participant after the scheduled expiration of the Holding Period (i.e., without taking into account the possibility of Early Separation, death or Disability) or (iii) in any month in the calendar year following the Participant's End of Service Date, but in no event may the date elected under clause (i), (ii) or (iii) result in the payment (in the case of a single payment) or commencement of payments (in the case of installment payments) later than the month following the Participant's 72nd birthday. The amount of each annual installment payment, if applicable, shall be determined by multiplying the Account Balance(s) as of the last day of the month immediately preceding the month in which the payment is to be made by a fraction, the numerator of which is one and the denominator of which is the number of remaining installment payments (including the installment payment to be made) and rounding the result to the nearest whole Deferred Unit, Deferred Stock Unit or cent, as the case may be.

      (b) Modified Installment Payments. In lieu of one of the regular payment elections provided for in Section 2.5(a), a Participant may elect to receive his or her Deferred Unit Account Balance or Mutual Fund Index Account Balance in at least 11 but no more than 15 annual installment payments ("modified installment payments"), such modified installment payments to commence on the last business day in March in the year following the Participant's End of Service Date (the "Initial Payment Date"). The modified installment payments shall be computed in accordance with the last sentence of Section 2.5(a) and will in all other respects be treated like regular installment payments under the Plan. By electing modified installment payments, the Participant agrees that at any time prior to the last day of February immediately preceding a Participant's Initial Payment Date (the "Determination Date"), ML & Co. shall have the right, without the consent of Participant or any beneficiary, to change the Participant's method of payment to 11 annuitized payments ("annuitized payments"), in the event that the Administrator, in his or her sole discretion, determines that such a change is necessary or appropriate in order to preserve the intended state tax benefits of the modified installment payments to the Participant or any beneficiary. In the event that the Administrator determines that annuitized payments shall be made, the amount of the annuitized payments will be determined by applying the Discount Rate, as defined below, to the value of the Deferred Unit Account Balance (determined as provided in Section 2.5(c)) or Mutual Fund Index Account Balance, as applicable, as of the Determination Date to create a stream of 11 equal annual payments. If annuitized payments are to be made, then the Deferred Unit Account Balance or Mutual Fund Index Account Balance, as applicable, shall cease to be adjusted pursuant to Article III as of the Determination Date and the Company's only obligation to the Participant shall be to make the annuitized payments when due. As used herein, Discount Rate shall mean ML & Co.'s then-applicable after-tax cost of borrowing and is defined as (A) x (B), where
(A) is equal to 1 minus ML & Co.'s then-effective tax rate, expressed as a decimal, and (B) is equal to the sum of: (i) the annual yield on the then-current 5-year U.S. Treasury Note, and (ii) a spread (which will not be less than 0.10%) indicative of ML & Co.'s borrowing cost for transactions of similar structure and average maturity to the annuity, as determined by ML & Co.

      (c) Form of Payment. Deferred Units payable pursuant to this Section 2.5 will be paid in cash. Except as otherwise provided in Section 2.5(b), the amount of any such cash payment shall be determined by multiplying the number of Deferred Units to be paid by the Current Market Value per share of Common Stock for the last day of the month immediately preceding the month in which payment is to be made and rounding the result to the nearest whole cent. Deferred Stock Units payable pursuant to this Section 2.5 will be paid in shares of Common Stock. One share of Common Stock will be delivered for each Deferred Stock Unit to be paid, after rounding any fractional Deferred Stock Unit upwards to the nearest whole share. Amounts deferred as Mutual Fund Index Account Balances will be paid in cash as provided in Section 2.5(a) or (b), whichever is applicable.

      (d) Death Prior to Payment. If the Participant dies prior to payment of any or all amounts optionally deferred, then the Account Balance(s) will be paid to the Participant's beneficiary in accordance with the Participant's election of either installment payments, modified installment payments or a single payment, provided, however, that, in the event that a beneficiary of the Participant's Account Balance(s) is the Participant's estate or is otherwise not a natural person, then (i) if the Participant has elected a regular payment election pursuant to Section 2.5(a), the applicable portion of the Account Balance(s) will be paid in a single payment to such beneficiary, and (ii) if the Participant has elected modified installment payments pursuant to Section 2.5(b), the applicable portion of the Account Balance(s) will continue to be paid as modified installment payments or annuitized payments, as the case may be, but only to a single person consisting of the administrator or executor of the Participant's estate or another person lawfully designated by the administrator or executor (and in the event no such person is designated within a reasonable time, payment will be made in a lump sum).

      (e) Discretion to Alter Payment Date. Notwithstanding the other provisions of this Section 2.5, if the Participant ceases to be a Director for any reason, the Administrator may, in his or her sole discretion, direct that the Account Balance(s), except for any Deferred Unit Account Balance resulting from a grant pursuant to Section 2.1(a) (but not any subsequent optional deferral thereof), be paid at some other time or that it be paid in installments; provided, that no such direction that adversely affects the rights of the Participant or his or her beneficiary under this Plan shall be implemented without the consent of the affected Participant or beneficiary. This direction may be revoked by the Administrator at any time in his or her sole discretion.

      (f) Hardship Distributions. ML & Co. may pay to the Participant, on such terms and conditions as the Administrator may establish, such part or all of the Account Balance(s), except for any Deferred Unit Account Balance resulting from a grant pursuant to Section 2.1(a) (but not any subsequent optional deferral thereof), as the Administrator may, in his or her sole discretion based upon substantial evidence submitted by the Participant, determine necessary to alleviate hardship caused by an unanticipated emergency or necessity outside of the Participant's control affecting the Participant's personal or family affairs. Such payment will be made only at the Participant's written request and with the express approval of the Administrator and will be made on the date selected by the Administrator in his or her sole discretion. The balance of the Account(s), if any, will continue to be governed by the terms of this Plan. Hardship shall be deemed to exist only on account of expenses for medical care (described in Code Section 213(d)) of the Participant, the Participant's spouse or the Participant's dependents (described in Code Section 152); payment of unreimbursed tuition and related educational fees for the Participant, the Participant's spouse or the Participant's dependents; the need to prevent the Participant's eviction from, or foreclosure on, the Participant's principal residence; unreimbursed damages resulting from a natural disaster; or such other financial need deemed by the Administrator in his or her sole discretion to be immediate and substantial.

      Section 2.6 Beneficiary.

      (a) Designation of Beneficiary. The Participant may designate, in a writing delivered to the Administrator or his or her designee before the Participant's death, a beneficiary to receive payments under the Plan in the event of the Participant's death. The Participant may also designate a contingent beneficiary to receive payments under the Plan if the primary beneficiary does not survive the Participant. The Participant may designate more than one person as the Participant's beneficiary or contingent beneficiary, in which case (i) no contingent beneficiary would receive any payment unless all of the primary beneficiaries predeceased the Participant, and (ii) the surviving beneficiaries in any class shall share in any payments in proportion to the percentages of interest assigned to them by the Participant.

      (b) Change in Beneficiary. The Participant may change his or her beneficiary or contingent beneficiary (without the consent of any prior beneficiary) in a writing delivered to the Administrator or his or her designee before the Participant's death. Unless the Participant states otherwise in writing, any change in beneficiary or contingent beneficiary will automatically revoke such prior designations of the Participant's beneficiary or of the Participant's contingent beneficiary, as the case may be, under this Plan only; and any designations under other deferral agreements or plans of the Company will remain unaffected.

      (c) Default Beneficiary. In the event a Participant does not designate a beneficiary, or no designated beneficiary survives the Participant, the Participant's beneficiary shall be the Participant's surviving spouse, if the Participant is married at the time of his or her death and not subject to a court-approved agreement or court decree of separation, or otherwise the person or persons designated to receive benefits on account of the Participant's death under the ML & Co. pre-retirement death benefit for Non-Employee Directors, unless the rights to such benefit have been assigned, in which case any amounts payable to the Participant's beneficiary under the Plan will be paid to the Participant's estate.

      (d) If the Beneficiary Dies During Payment. If a beneficiary who is receiving or is entitled to receive payments hereunder dies after the Participant but before all the payments have been made, the portion of the Account Balance(s) to which that beneficiary was entitled will be paid as soon as practicable in a single payment to such beneficiary's estate and not to any contingent beneficiary the Participant may have designated; provided, however, that if the beneficiary was receiving modified installment payments or annuitized payments pursuant to Section 2.5(b), the applicable portion of the Account Balance(s) will continue to be paid as modified installment payments or annuitized payments, as the case may be, but only to a single person consisting of the administrator or executor of the beneficiary's estate or another person lawfully designated by the administrator or executor (and in the event no such person is designated within a reasonable time, payment will be made in a lump sum).

      Section 2.7 Domestic Relations Orders.

      Notwithstanding the Participant's elections hereunder, ML & Co. will pay to, or to the Participant for the benefit of, the Participant's spouse or former spouse the portion of the Participant's Account Balance(s) specified in a valid court order entered in a domestic relations proceeding involving the Participant's divorce or legal separation; provided that no portion of the Account Balance(s) that may be subject to reduction pursuant to Section 2.3(b) will be so distributed. Any such payment will be made net of any amounts the Company may be required to withhold under applicable federal, state or local law.

      Section 2.8 Withholding of Taxes.

      ML & Co. will deduct or withhold from any payment to be made or deferred hereunder any U.S. Federal, state or local or foreign income or employment taxes required by law to be withheld or require the Participant or the Participant's beneficiary to pay any amount, or the balance of any amount, required to be withheld.

Article III - Adjustment of Account(s)

      Section 3.1 Adjustment of Deferred Unit/Stock Unit Accounts.

      (a) Dividend Equivalents. Whenever a cash dividend is paid on a share of Common Stock, a Participant's Deferred Unit/Stock Unit Account will be adjusted by adding to the Deferred Unit Account Balance or Deferred Stock Unit Account Balance, as applicable, the number of Deferred Units or Deferred Stock Units determined by multiplying the per share amount of the cash dividend by the Deferred Unit Account Balance or Deferred Stock Unit Account Balance, as applicable, on the record date for the cash dividend, dividing the result by the price per share of Common Stock used for purposes of the reinvestment of such cash dividend in the Merrill Lynch & Co., Inc. Dividend Reinvestment Program currently administered by Group Employee Services, or if at any time there is no Dividend Reinvestment Program, the Daily Market Price of a share of Common Stock on the date the cash dividend is paid, and rounding the result to the nearest 1/100th of a Deferred Unit or Deferred Stock Unit as the case may be (with .005 being rounded upwards); provided that, if a Participant's Deferred Unit Account Balance or Deferred Stock Unit Account Balance is reduced to zero in accordance with the Plan between the record date and the payment date for such cash dividend, then, in lieu of such adjustment to the Participant's Deferred Unit/Stock Unit Account, the dividend equivalent amount with respect to such record date will be determined by multiplying the per share amount of the cash dividend by the Deferred Unit Account Balance or Deferred Stock Unit Account Balance on the record date for the cash dividend and rounding the result to the nearest whole cent, which amount shall be applied as follows: (i) the amount relating to any Deferred Units or Deferred Stock Units, as the case may be, with respect to which distribution has been made to the Participant under the Plan shall be paid to the Participant in cash, and (ii) the amount relating to the portion, if any, of the Deferred Unit Account Balance that is credited to the Participant's Mutual Fund Index Account in accordance with the Plan shall be credited to such Mutual Fund Index Account, in each case, at the same time as such cash dividend is paid to the holders of the Common Stock.

      (b) Changes in Capitalization. Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect shares of Common Stock (or the Rights or Junior Preferred Stock) on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of shares of Common Stock (other than cash dividends), including, without limitation, a merger or other reorganization event in which the shares of Common Stock cease to exist, then appropriate adjustments shall be made, without any action by the Board of Directors, to the Deferred Units and Deferred Stock Units, as shall be necessary to maintain the proportionate interest of the Participants and to preserve, without increasing, the value of their Account Balance(s). In the event of a change in the presently authorized shares of Common Stock that is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be shares of Common Stock within the meaning of the Plan.

      Section 3.2 Adjustment of Mutual Fund Index Accounts; Mutual Fund Index
                  Account Return Options.

      (a) Selection of Mutual Fund Index Account Return Options. At the time of his or her optional deferral election pursuant to Section 2.4(a), the Participant must select one or more Mutual Fund Index Account Return Options and the percentage of the Participant's Mutual Fund Index Account to be adjusted to reflect the performance of each Selected Mutual Fund Index Account Return Option. A Participant may, by complying with such procedures as the Administrator may prescribe, including procedures specifying the frequency with respect to which such changes may be effected (but not more than twelve times in any calendar year), change the Selected Mutual Fund Index Account Return Options to be applicable with respect to his or her Mutual Fund Index Account.

      (b) Adjustment of Mutual Fund Index Accounts. While a Participant's Mutual Fund Index Account does not represent the Participant's ownership of, or any ownership interest in, any particular assets, the Mutual Fund Index Account shall be adjusted to reflect the investment experience of the Participant's Selected Mutual Fund Index Account Return Options in the same manner as if investments in accordance with the Participant's elections had actually been made through the ML Benefit Services Platform and ML II Core Recordkeeping System, or any successor system used for keeping records of Participants' Mutual Fund Index Accounts (the "ML II System"). In adjusting Mutual Fund Index Accounts, the timing of receipt of Participant instructions by the ML II System shall control the timing and pricing of the notional investments in the Participant's Selected Mutual Fund Index Account Return Options in accordance with the rules of operation of the ML II System and its requirements for placing corresponding investment orders, as if orders to make corresponding investments were actually to be made, except that in connection with the crediting of deferred amounts to the Participant's Mutual Fund Index Account and distributions from the Mutual Fund Index Account, deferral allocation instructions shall be treated as if received by the ML II System prior to the close of transactions through the ML II System on the relevant day. Each Selected Mutual Fund Index Account Return Option shall be valued using the Net Asset Value of the Selected Mutual Fund Index Account Return Option as of the relevant day, provided, that, in valuing a Selected Mutual Fund Index Account Return Option for which a Net Asset Value is not computed, the value of the security involved for determining Participants' rights under the Plan shall be the price reported for actual transactions in that security through the ML II System on the relevant day, without giving effect to any transaction charges or costs associated with such transactions, provided, further, that, if there are no such transactions effected through the ML II System on the relevant day, the value of the security shall be:

            (i) if the security is listed for trading on one or more national securities exchanges, the average of the high and low sale prices for that day on the principal exchange for such security, or if such security is not traded on such principal exchange on that day, the average of the high and low sales prices on such exchange on the first day prior thereto on which such security was so traded;

            (ii) if the security is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the average of the highest and lowest bid prices for such security on the relevant day; or

            (iii) if neither clause (i) nor (ii) applies, the value determined by the Administrator by whatever means he or she considers appropriate in his or her sole discretion.

Article IV - Status of Accounts

      Section 4.1 No Trust or Fund Created; General Creditor Status.

      Nothing contained herein and no action taken pursuant hereto will be construed to create a trust or separate fund of any kind or a fiduciary relationship between ML & Co. and any Participant, the Participant's beneficiary or estate, or any other person. Title to and beneficial ownership of any funds represented by the Account Balance(s) will at all times remain in ML & Co.; such funds will continue for all purposes to be a part of the general funds of ML & Co. and may be used for any corporate purpose. No person will, by virtue of the provisions of this Plan, have any interest whatsoever in any specific assets of the Company. TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM ML & CO. UNDER THIS PLAN, SUCH RIGHT WILL BE NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF ML & CO.

      Section 4.2 Non-Assignability.

      The Participant's right or the right of any other person to the Account Balance(s) or any other benefits hereunder cannot be assigned, alienated, sold, garnished, transferred, pledged, or encumbered except by a written designation of beneficiary under this Plan, by written will, or by the laws of descent and distribution.

      Section 4.3 Effect on Benefits Under Pension and Welfare Benefit Plans.

      The effect of the grants, deferrals and payments under the Plan on pension and welfare benefit plans in which the Participant may be a participant will depend upon the provisions of each such plan, as amended from time to time.

Article V - Change in Control

      Section 5.1 Payment of Account Balance(s) upon Change in Control.

      (a) Payment of Account Balance(s). Notwithstanding any other provision of this Plan, in the event that (i) ML & Co. receives a Tender Offer Statement on
Schedule 14D-1 under the Securities Exchange Act of 1934 relating to a Tender Offer or (ii) a Change in Control shall occur, the Participant's Account Balance(s), except for any Deferred Unit Account Balance resulting from a grant pursuant to Section 2.1(a) (but not any subsequent optional deferral thereof), will be paid to the Participant in a lump sum promptly after the receipt of such Tender Offer Statement or the occurrence of such Change in Control, and in any event, not later than 30 days thereafter.

      (b) Manner of Payment. Payment of Account Balance(s) pursuant to Section 5.1(a) shall be made in the following manner:

      (1) With respect to Deferred Units and Deferred Stock Units, payment shall be made in cash and shall be calculated as if any applicable Holding Period had expired. The amount of the cash payment shall be determined by multiplying the number of Deferred Units and Deferred Stock Units in the Participant's Deferred Unit/Stock Unit Account by the Daily Market Price per share of Common Stock on the date of the event specified in Section 5.1(a)(i) or (ii), as the case may be, or, if higher, the highest Daily Market Price per share of Common Stock on any day during the 90-day period ending on such date.

      (2) Any Mutual Fund Index Account Balance shall be valued as of the date of the event specified in 5.1(a), and such amount shall be paid in cash.

Article VI - Administration of the Plan

      Section 6.1 Powers of the Administrator.

      The Administrator has full power and authority to interpret, construe, and administer this Plan. The Administrator's interpretations and construction hereof, and actions hereunder, including any determinations regarding the amount or recipient of any payments, will be binding and conclusive on all persons for all purposes. The Administrator will not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her willful misconduct or lack of good faith. The Administrator may designate persons to carry out the specified responsibilities of the Administrator and shall not be liable for any act or omission of a person as designated.

      Section 6.2 Payments on Behalf of an Incompetent.

      If the Administrator finds that any person who is presently entitled to any payment hereunder is a minor or is unable to care for his or her affairs because of disability or incompetency, payment of the Account Balance(s) may be made to anyone found by the Administrator to be the committee or other authorized representative of such person, or to be otherwise entitled to such payment, in the manner and under the conditions that the Administrator determines. Such payment will be a complete discharge of the liabilities of ML & Co. hereunder with respect to the amounts so paid.

      Section 6.3 Corporate Books and Records Controlling.

      The books and records of the Company will be controlling in the event a question arises hereunder concerning Account Balance(s), deferral elections, beneficiary designations, or any other matters.

Article VII - Miscellaneous Provisions

      Section 7.1 Litigation.

      The Company shall have the right to contest, at its expense, any ruling or decision, administrative or judicial, on an issue that is related to the Plan and that the Administrator believes to be important to Participants, and to conduct any such contest or any litigation arising therefrom to a final decision.

      Section 7.2 Headings Are Not Controlling.

      The headings contained in this Plan are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of this Plan.

      Section 7.3 Governing Law.

      To the extent not preempted by applicable U.S. Federal law, this Plan will be construed in accordance with and governed by the laws of the State of New York as to all matters, including, but not limited to, matters of validity, construction, and performance.

      Section 7.4 Amendment and Termination.

      The Board of Directors, or, if permitted pursuant to Rule 16b-3 under the Exchange Act, the Executive Committee may amend or terminate this Plan at any time, provided that no amendment or termination may be made that would adversely affect the right of a Participant to his or her Account Balance(s) as of the date of such amendment or termination.

Article VIII - Effective Date

      The Plan shall be effective as of August 12, 1996.

                                 Exhibit 10(iv)


                            MERRILL LYNCH & CO., INC.

                     1997 KECALP DEFERRED COMPENSATION PLAN

                    FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES



                          DATED AS OF OCTOBER 29, 1996

                            MERRILL LYNCH & CO., INC.
                     1997 KECALP DEFERRED COMPENSATION PLAN
                    FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES

                                Table of Contents

                                                                            Page
                                                                            ----

  I.   GENERAL .............................................................  1
       1.1    Purpose and Intent ...........................................  1
       1.2    Definitions ..................................................  1
 II.   ELIGIBILITY .........................................................  6
       2.1    Eligible Employees ...........................................  6
              (a)   General Rule ...........................................  6
              (b)   Individuals First Employed During
                    Election Year or Plan Year .............................  6
              (c)   Disqualifying Factors ..................................  6
III.   DEFERRAL ELECTIONS; ACCOUNTS ........................................  6
       3.1    Deferral Elections ...........................................  6
              (a)   Timing and Manner of Making of Elections ...............  6
              (b)   Irrevocability of Deferral Election ....................  7
              (c)   Application of Election ................................  7
       3.2    Crediting to Accounts ........................................  7
              (a)   Benchmark Return Account................................  7
              (b)   KECALP Unit Account.....................................  7
       3.3    Requirements for Deferral ....................................  7
              (a)   Requirements ...........................................  7
              (b)   Failure to Meet Requirements ...........................  8
              (c)   Pro Rata Reduction of Deferred Amounts..................  8
       3.4    Return Options; Adjustment of Accounts .......................  8
              (a)   Section of KECALP Return Option.........................  8
              (b)   Selection of Benchmark Return Options ..................  9
              (c)   Selection of the Leverage Percentage....................  9
              (d)   Adjustment of KECALP Unit Account.......................  9
              (e)   Adjustment of Debit Account.............................  10
              (f)   Adjustment of Benchmark Return Account..................  10
              (g)   Charges ................................................  11
       3.5    Rescission of Deferral Election ..............................  11
              (a)   Adverse Tax Determination ..............................  11
              (b)   Rescission During the Interim Period For
                    Amounts Not Yet Earned .................................  11
 IV.   STATUS OF DEFERRED AMOUNTS AND ACCOUNT ..............................  12
       4.1    No Trust or Fund Created; General Creditor Status ............  12
       4.2    Non-Assignability ............................................  12
       4.3    Effect of Deferral on Benefits Under Pension and
                 Welfare Benefit Plans .....................................  12
  V.   PAYMENT OF ACCOUNTS .................................................  12
       5.1    Manner of Payment ............................................  12

                                                                            Page
                                                                            ----

       5.2    Termination of Employment ....................................  13
              (a)   Death or Retirement ....................................  13
              (b)   Other Termination of Employment - Forfeiture
                    of Leverage ............................................  13
              (c)   Leave of Absence, Transfer or Disability ...............  13
              (d)   Discretion to Alter Payment Date .......................  13
       5.3    Withholding of Taxes .........................................  13
       5.4    Beneficiary ..................................................  14
              (a)   Designation of Beneficiary .............................  14
              (b)   Change in Beneficiary ..................................  14
              (c)   Default Beneficiary ....................................  14
              (d)   If the Beneficiary Dies During Payment .................  14
       5.5    Hardship Distributions .......................................  14
       5.6    Domestic Relations Orders ....................................  15
 VI.   ADMINISTRATION OF THE PLAN ..........................................  15
       6.1    Powers of the Administrator ..................................  15
       6.2    Payments on Behalf of an Incompetent .........................  15
       6.3    Corporate Books and Records Controlling ......................  15
VII.   MISCELLANEOUS PROVISIONS ............................................  16
       7.1    Litigation ...................................................  16
       7.2    Headings Are Not Controlling .................................  16
       7.3    Governing Law ................................................  16
       7.4    Amendment and Termination ....................................  16

                            MERRILL LYNCH & CO., INC.
                     1997 KECALP DEFERRED COMPENSATION PLAN
                    FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES


                                    ARTICLE I

                                     GENERAL

1.1 Purpose and Intent.

      The purpose of the Plan is to encourage the employees who are integral to the success of the business of the Company to continue their employment by providing them with flexibility in meeting their future income needs. It is intended that this Plan be unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Title I of ERISA, and all decisions concerning who is to be considered a member of that select group and how this Plan shall be administered and interpreted shall be consistent with this intention.

1.2 Definitions.

      For purposes of the Plan, the following terms shall have the meanings indicated.

      "Account Balances" means, as of any date, the Benchmark Return Account Balance, the Debit Account Balance and the KECALP Unit Account Balance.

      "Accounts" means the Benchmark Return Account, the KECALP Unit Account and the Debit Account.

      "Adjusted Compensation" means the financial consultant incentive compensation, account executive incentive compensation or estate planning and business insurance specialist (or other similar titles established by National Sales Management) incentive compensation, in each case exclusive of base salary, earned by a Participant during the Fiscal Year ending in 1997, and payable after January 1, 1997, as a result of the Participant's production credit level, or such other similar items of compensation as the Administrator shall designate as "Adjusted Compensation" for purposes of this Plan.

      "Administrator" means the Director of Human Resources of ML & Co., or his functional successor, or any other person or committee designated as Administrator of the Plan by the MDCC.

      "Affiliate" means any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests.

      "Annual Charge" means the charge provided for in Section 3.4(g)(i).

      "Applicable Federal Rate" means the applicable federal rate for short-term (0-3 years) obligations of the United States Treasury established in January of each year.

      "Available Benchmark Return Account Balance" means amounts in the Benchmark Return Account after each of the debit balances recorded in the Debit Account has been reduced to zero.

      "Average Leveraged Principal Amount" means, for each Participant, for any period, the sum of the Leveraged Principal Amounts outstanding at the end of each day in the period divided by the number of days in such period.

      "Benchmark Return Account" means the reserve account for each Participant established on the books and records of ML & Co. to record the Participant's Benchmark Return Account Balance under the Plan.

      "Benchmark Return Account Balance" means, as of any date, the Deferred Amounts credited to a Participant's Benchmark Return Account, adjusted to reflect (1) the performance of the Participant's Selected Benchmark Return Options as provided in Section 3.4(f); (2) balances transferred to the KECALP Unit Account, as provided in Section 3.2(b) at the closing of Merrill Lynch KECALP L.P. 1997; (3) distributions with respect to units in the KECALP Unit Account made in accordance with Section 3.4(d); (4) chargeoffs of any debit balance (the aggregate accrued Annual Charge or the Leveraged Principal Amount, as the case may be) recorded the Debit Account as provided in Section 3.4(e); and (5) any payouts to the Participant under Article V hereof.

      "Benchmark Return Options" means such Merrill Lynch mutual funds or other investment vehicles as the Administrator may from time to time designate for the purpose of indexing Benchmark Return Accounts hereunder. In the event a Benchmark Return Option ceases to exist or is no longer to be a Benchmark Return Option, the Administrator may designate a substitute Benchmark Return Option for such discontinued option.

      "Board of Directors" means the Board of Directors of ML & Co.

      "Career Retirement" means a Participant's termination of employment with the Company for reasons other than for cause on or after: (i) the Participant's 55th birthday, if the Participant has at least 5 years of service; (ii) the Participant's 50th birthday, if the Participant has at least 10 years of service; (iii) the Participant's 45th birthday, if the Participant has at least 15 years of service, or (iv) at any age, if the Participant has at least 20 years of service, provided that, in each case, following such termination such Participant does not engage in any activity that, in the sole judgment of the Administrator, is in competition with the business of the Company.

      "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

      "Company" means ML & Co. and all of its Affiliates.

      "Compensation" means, as relevant, a Participant's Adjusted Compensation, Variable Incentive Compensation and/or Sign-On Bonus. In no event shall a Participant's base pay be considered Compensation (i.e., an amount subject to deferral under this Plan).

      "Debit Account" means, as, the debit account established for each Participant on the books and records of ML & Co. with a KECALP Unit Account to record the Participant's Debit Account Balance under the Plan.

      "Debit Account Balance" means, as of any date the negative balance, if any, representing each of: (1) the aggregate Annual Charge, accrued in accordance with Section 3.4(g)(i); and (2) any Leveraged Principal Amount (together with any pro rata Interest Amounts determined in accordance with Section 3.4(g)(ii), if applicable), as reduced by any distributions from the KECALP Unit Account or chargeoffs against the Benchmark Return Account, in accordance with Section 3.4(e).

      "Deferral Percentage" means the percentage (which shall be in whole percentage increments and not more than 90%), specified by the Participant to be the percentage of each payment of Compensation he or she wishes to defer under the Plan.

      "Deferred Amounts" means the amounts of Compensation actually deferred by the Participant under this Plan.

      "Election Year" means the 1996 calendar year.

      "Eligible Compensation" means a Participant's "eligible compensation" as determined, from time to time, for purposes of ML & Co.'s Basic Group Life Insurance Plan.

      "Eligible Employee" means an employee eligible to defer amounts under this Plan, as determined under Section 2.1 hereof.

      "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Excess Deferral Amounts" means, for each Participant deferring Adjusted Compensation, the additional amounts advanced to the Participant by the Company for crediting to the Participant's KECALP Unit Account, such amounts to equal the amounts that would actually have been deferred under the Plan from the Participant's Projected Remaining Adjusted Compensation (taking into account deferrals under other deferred compensation plans) if such Projected Remaining Adjusted Compensation had been earned prior to the closing of Merrill Lynch KECALP L.P. 1997.

      "Fiscal Month" means the monthly period used by ML & Co. for financial accounting purposes.

      "Fiscal Year" means the annual period used by ML & Co. for financial accounting purposes.

      "Full-Time Domestic Employee" means a full-time employee of the Company paid from the Company's domestic based payroll (other than any U.S. citizen or "green card" holder who is employed outside the United States).

      "Full-Time Expatriate Employee" means a U.S. citizen or "green card" holder employed by the Company outside the United States and selected by the Administrator as eligible to participate in the Plan (subject to the other eligibility criteria).

      "Initial Leveraged Amount" means the initial dollar amount by which of a Participant's deferral is leveraged as determined in accordance with Section 3.4(c).

      "Interim Period" means the period beginning on the date the Participant elects to defer compensation under the Plan and ending on either (1) the date of the closing of Merrill Lynch KECALP L.P. 1997 or (2) the date that KECALP Inc., the general partner of Merrill Lynch KECALP L.P. 1997 receives notice from the SEC that its request to amend the exemptive order for the KECALP partnerships to allow ML & Co. to invest in Merrill Lynch KECALP L.P. 1997 has been denied.

      "Interest" means the interest accruing on a Participant's Average Leveraged Principal Amount at the Applicable Federal Rate.

      "Interest Amounts" means, for any Participant, as of any date, the amount of Interest that has accrued to such date on such Participant's Average Leveraged Principal Amount, from the date on which a Participant's Leveraged Principal Amount is established, or from the most recent date that Interest Amounts were added to the Leverage Principal Amount.

      "KECALP Return Option" means the option of indexing returns hereunder to the performance of Merrill Lynch KECALP L.P. 1997, on a leveraged or unleveraged basis.

      "KECALP Unit Account" means the reserve account for each Participant who has chosen the KECALP Return Option, established on the books and records of ML & Co. to record such Participant's KECALP Unit Account Balance.

      "Leveraged or Unleveraged Unit Distributions" means the distributions from the KECALP Unit Account attributable to the leveraged or unleveraged portion (as the case may be) of a Participant's KECALP Unit Account.

      "Leverage-Eligible Participants" means persons who have at least $400,000 of Total Compensation for the Election Year and otherwise qualify, in accordance with standards determined by the Administrator, to select the KECALP Return Option on a leveraged basis.

      "Leverage Percentage" means the percentage of leverage chosen by a Leverage-Eligible Participant, which percentage will be subject to the limits determined by the Administrator.

      "Leveraged Principal Amount" means a Participant's Initial Leveraged Amount, if any, plus, to the extent applicable, the amount of any Excess Deferral Amounts not repaid with actual deferrals of Adjusted Compensation by the end of January 1998, or any as adjusted to reflect the addition of Interest Amounts (or any pro rata Interest Amounts) determined in accordance with Section 3.4(g)(ii).

      "Maximum Deferral" means the whole dollar amount specified by the Participant to be the amount of Compensation he or she elects to be deferred under the Plan.

      "MDCC" means the Management Development and Compensation Committee of the Board of Directors.

      "ML & Co." means Merrill Lynch & Co., Inc.

      "Net Asset Value" means, (1) with respect to each Benchmark Return Option that is a mutual fund or other commingled investment vehicle for which such values are determined in the normal course of business, the net asset value, on the date in question, of the Selected Benchmark Return Option for which the value is to be determined, and (2) with respect to the KECALP Return Option, the net asset value as determined periodically by the General Partner of Merrill Lynch KECALP L.P. 1997.

      "Partial Year Adjusted Compensation" means the actual amount of Adjusted Compensation earned by a Participant during the period from December 28, 1996 to the last day of the fiscal month prior to the closing of Merrill Lynch KECALP L.P. 1997.

      "Participant" means an Eligible Employee who has elected to defer Compensation under the Plan.

      "Plan" means this Merrill Lynch & Co., Inc. 1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees.

      "Plan Year" means the Fiscal Year ending in 1997.

      "Projected Remaining Adjusted Compensation" means, for any Participant, the amount determined by annualizing such Participant's Partial Year Adjusted Compensation and subtracting such Participant's Partial Year Adjusted Compensation from such annualized amount.

      "Retirement" means a Participant's termination of employment with the Company for reasons other than for cause (i) on or after the Participant's 65th birthday, or (ii) on or after the Participant's 55th birthday, if the Participant has at least 10 years of service; or (iii) with the express approval of the Administrator, which will be granted only if such termination is found by the Administrator to be in, or not contrary to, the best interests of the Company.

      "SEC" means the Securities and Exchange Commission.

      "Selected Benchmark Return Option" means a Benchmark Return Option selected by the Participant in accordance with Section 3.4(b).

      "Sign-On Bonus" means a single-sum amount paid or payable to a new Eligible Employee during the Plan Year upon commencement of employment that is to be paid during the Interim Period, in addition to base pay and other Compensation, to induce him or her to become an employee of the Company, or any similar item of compensation as the Administrator shall designate as "Sign-On Bonus" for purposes of this Plan.

      "Total Compensation" means Eligible Compensation plus the grant value, as determined by ML & Co. at the time of grant, of stock-based awards that are granted to certain employees of the Company generally in January or February of the Plan Year with respect to the prior Fiscal Year, which, for purposes of this Plan, are considered earned during the Plan Year regardless of when they are actually granted or paid to the Participant.

      "Undistributed Deferred Amounts" means, as on any date on which the Annual Charge is determined, a Participant's Deferred Amounts (exclusive of any appreciation or depreciation) minus for each distribution from the Plan prior to such date, an amount equal to the product of the Deferred Amounts and a fraction the numerator of which is the amount of such distribution and the denominator of which is the combined Net Asset Value (prior to distribution) of the Participant's Benchmark Return Account and KECALP Unit Account as of the date of the relevant distribution.

      "Variable Incentive Compensation" means the variable incentive compensation or office manager incentive compensation that is paid in cash to certain employees of the Company, generally in January or February of the Plan Year with respect to the prior Fiscal Year, which, for purposes of this Plan, is considered earned during the Plan Year regardless of when it is actually paid to the Participant, or such other similar items of compensation as the Administrator shall designate as "Variable Incentive Compensation" for purposes of this Plan.

      "401(k) Plan" means the Merrill Lynch & Co., Inc. 401(k) Savings & Investment Plan.

                                   ARTICLE II

                                   ELIGIBILITY

2.1 Eligible Employees.

      (a) General Rule. An individual is an Eligible Employee if he or she (i) is a Full-Time Domestic Employee or a Full-Time Expatriate Employee, (ii) has at least $200,000 of Eligible Compensation for the Election Year, (iii) has attained at least the title of Vice President, Director or Managing Director, or holds a National Sales Management position with the Company (a "National Sales Manager"), and (iv) (A) is a financial consultant or an estate planning and business insurance specialist (or other similar title established by National Sales Management), who was a member in 1996 of the Chairman's Club, the Charles
E. Merrill Circle, the Society of Eagles, the Falcons Club or the Win Smith Fellows, (B) is a National Sales Manager, (C) is a member of the International Private Banking Group, (D) is employed as an Investment Manager for Merrill Lynch Asset Management, (E) is a non-producing employee in Band 1 or 2, or (F) is a producing employee in grade 95 or above; provided, that non-producing employees in Band 1 or above and producing employees in grade 97 or above (or their executive equivalents) shall not be required to meet condition (ii) hereof, and provided, further, that employees who were 1994 Win Smith Fellows shall not be required to meet condition (iii) hereof.

      (b) Individuals First Employed During Election Year or Plan Year. Subject to the approval of the Administrator in his sole discretion, an individual who is first employed by the Company during the Election Year or during the Interim Period of the Plan Year is an Eligible Employee if his or her Eligible Compensation is greater than $200,000 and he or she is either employed as a National Sales Manager or is to be nominated for at least the title of Vice President, Director or Managing Director at the first opportunity following his or her commencement of employment with the Company.

      (c) Disqualifying Factors. An individual shall not, however, be an Eligible Employee if either (i) as of the deadline for submission of elections specified in Section 3.1(a) the individual's wages have been attached or are being garnished or are otherwise restrained pursuant to legal process or (ii) within 13 months prior to the deadline for submission of elections specified in
Section 3.1(a), the individual has made a hardship withdrawal of Elective 401(k) Deferrals as defined under the 401(k) Plan.

                                  ARTICLE III

                          DEFERRAL ELECTIONS; ACCOUNTS

3.1 Deferral Elections.

      (a) Timing and Manner of Making of Elections. An election to defer Compensation for payment in accordance with Section 5.1 shall be made by submitting to the Administrator such forms as the Administrator may prescribe. Each election submitted must specify a Maximum Deferral and a Deferral Percentage with respect to each category of Compensation to be deferred. All elections by a Participant to defer Compensation under the Plan must be received by the Administrator or such person as he may designate for the purpose by no later than November 18th of the Election Year or, in the event such date is not a business day, the immediately preceding business day; provided, however, that the Eligible Employee's election to defer a Sign-On Bonus during the Interim Period must be part of such Eligible Employee's terms and conditions of employment agreed to prior to the Eligible Employee's first day of employment with the Company.

      (b) Irrevocability of Deferral Election. Except as provided in Sections
3.5 and 5.5, an election to defer the receipt of any Compensation made under
Section 3.1(a) is irrevocable once submitted to the Administrator or his designee. The Administrator's acceptance of an election to defer Compensation shall not, however, affect the contingent nature of such Compensation under the plan or program under which such Compensation is payable.

      (c) Application of Election. The Participant's Deferral Percentage will be applied to each payment of Compensation to which the Participant's deferral election applies, provided, that the aggregate of the Participant's Deferred Amounts shall not exceed the Participant's Maximum Deferral.

3.2 Crediting to Accounts.

      (a) Benchmark Return Account. A Participant's Deferred Amounts will be credited to the Participant's Benchmark Return Account (to the extent they are not credited directly to the Participant's KECALP Unit Account or applied against the Participant's Excess Deferral Amount as provided in Section 3.2(b)), as soon as practicable (but in no event later than the end of the following month) after the last day of the Fiscal Month during which such Deferred Amounts would, but for deferral, have been paid and will be accounted for in accordance with Section 3.4. No interest will accrue, nor will any adjustment be made to a Benchmark Return Account, for the period until the Deferred Amounts are credited.

      (b) KECALP Unit Account. Upon the closing of Merrill Lynch KECALP L.P. 1997, Participants will have their KECALP Unit Accounts credited with a whole number of units determined by dividing by $1,000 the sum of the following: (1) the Benchmark Return Account Balance, as of the day prior to the closing date;
(2) any additional Deferred Amounts which have not yet been credited to the Benchmark Return Account as of such date; (3) the Participant's Excess Deferral Amounts, if applicable; and (4) the Participant's Initial Leveraged Amount (computed in accordance with Section 3.4(c)). Any amounts not applied to the KECALP Unit Account will remain in the Benchmark Return Account (or be applied to reduce negative balances in the Debit Account). No fractional units will be credited.

      Excess Deferral Amounts shall be deemed advances of Deferred Amounts hereunder. Accordingly, actual amounts of Adjusted Compensation deferred, in accordance with a Participant's elections, after the crediting of the Participant's KECALP Unit Account, will be applied against such advances and no such deferrals shall be credited to the Participant's Benchmark Return Account until such advances are repaid. To the extent that Excess Deferral Amounts have not been repaid at the end of the Plan Year, such unpaid Excess Deferral Amounts shall be added to the Debit Account as either an Initial Leveraged Amount or Leveraged Principal Amount (whether or not such Participant was initially a Leverage-Eligible Participant).

3.3 Requirements for Deferral.

      (a) Requirements. Notwithstanding any other provision of this Plan, no deferral will be effected under this Plan with respect to a Participant if:

        (i) the Participant is not an Eligible Employee as of December 31, 1996,

        (ii) the Participant's election, as applied to the Participant's Variable Incentive Compensation (determined by substituting the Election Year for the Plan Year) or Adjusted Compensation (determined by substituting the Fiscal Year immediately prior to the Fiscal Year ending in the Election Year for the Fiscal Year ending in the Plan Year) would have resulted in an annual deferral of less than $15,000,

        (iii) the greater of (A) the sum of (1) the "Medicare wages" amount listed on the Participant's W-2 form for the Plan Year, and (2) any Compensation that is accelerated that the Participant may receive in December of the Election Year that would have been payable in the Plan Year in the absence of the action of the Company to accelerate the payment, and (B) the Participant's Eligible Compensation for the Plan Year, is less than $200,000 (except in the circumstances provided for in the proviso to Section 2.1(a); or

        (iv) it is determined by the Administrator that the SEC will not agree by September 30, 1997 to allow an investment by ML & Co. in Merrill Lynch KECALP L.P. 1997;

provided, that any Participant who first becomes an employee of the Company during the Plan Year shall not be required to satisfy conditions (i) and (ii). Condition (ii) shall not be construed to require a Participant's elections to result in an actual deferral of at least $15,000. In the event that condition
(iv) has not occurred by September 30, 1997, but occurrence is expected within 1997, the Administrator shall have the discretion to extend the date to a later date in 1997.

      (b) Failure to Meet Requirements. If the requirements of Section 3.3(a)(i) or (ii) are not met by a Participant to whom such requirements are applicable, such Participant's Deferred Amounts, if any, will be paid to such Participant, without adjustment to reflect the performance of any Selected Benchmark Return Option, as soon as practicable after it has been determined that the requirements have not been met. If the requirements of Section 3.3(a)(iii) are not met by a Participant, the greater of such Participant's Deferred Amounts or Benchmark Return Account Balance will be paid to such Participant as soon as practicable after it has been determined that the requirements have not been met. If the requirements of Section 3.3(a)(iv) are not met, such Participant's Benchmark Return Account Balance will be paid to such Participant as soon as practicable after it has been determined that the requirement have not been met.

      (c) Pro Rata Reduction of Deferred Amounts. In addition, in the event that the Administrator determines that, as a result of amounts deferred that are benchmarked to the KECALP Return Option, the size of Merrill Lynch KECALP L.P. 1997 would exceed $250 million, the Administrator may direct that the number of unleveraged units to be credited to the KECALP Unit Accounts for all persons who have chosen the KECALP Return Option, be reduced proportionately to reduce the size of Merrill Lynch KECALP L.P. to less than $250. In such event, to the extent that actual Deferred Amounts are reduced, the related Deferred Amounts will be returned to Participants as soon as practicable and the Participant's Initial Leveraged Amount will be recomputed in accordance with Section 3.4(c) based on such reduced Deferred Amounts.

3.4 Return Options; Adjustment of Accounts.

      (a) Selection of KECALP Return Option. Coincident with the Participant's election to defer Compensation, the Participant will give a preliminary indication of interest in selecting the KECALP Return Option. During a 30-day period following the receipt by a Participant of the final Prospectus for Merrill Lynch KECALP L.P. 1997, Participants will be required to confirm their selection of the KECALP Return Option (and designate any Leverage Percentage) or may instead elect to have their Deferred Amounts benchmarked to the Benchmark Return Options, provided that such benchmarking shall be on an unleveraged basis. Participants should be aware that choosing to defer using the KECALP Return Option is contingent upon the agreement by the SEC that the exemptive order for the KECALP partnerships can be amended to allow ML & Co. to invest in Merrill Lynch KECALP L.P. 1997 to hedge is obligations to Participants. In addition, once the closing of Merrill Lynch KECALP L.P. 1997 has occurred, Participants who have chosen the KECALP Return Option will not be able to change their election.

      (b) Selection of Benchmark Return Options. Coincident with the Participant's election to defer Compensation, the Participant must select one or more Benchmark Return Options and the percentage of the Participant's Benchmark Return Account to be adjusted to reflect the performance of each Selected Benchmark Return Option during the Interim Period and at all other times when there is a positive Benchmark Return Account Balance. All elections of Selected Benchmark Return Options shall be in multiples of 10% unless the Administrator determines that lower increments are administratively feasible, in which case such lower increment shall apply. A Participant may, by complying with such procedures as the Administrator may prescribe on a uniform and nondiscriminatory basis, including procedures specifying the frequency with respect to which such changes may be effected (but not more than twelve times in any calendar year), change the Selected Benchmark Return Options to be applicable with respect to his or her Account. When selecting Selected Benchmark Return Options, Participants should be aware that the performance of the Selected Benchmark Return Options will affect their Benchmark Return Account Balance during the Interim Period, which may result in a smaller or larger allocation to the KECALP Return Option than was originally intended.

      (c) Selection of the Leverage Percentage. Prior to the closing of the offering of Merrill Lynch KECALP L.P. 1997, Leverage-Eligible Participants will commit to selecting the KECALP Return Option on a leveraged basis and will choose the Leverage Percentage, in accordance with standards determined by the Administrator, by submitting such forms as the Administrator shall prescribe. On the day prior to the closing of Merrill Lynch KECALP L.P. 1997, the Administrator will determine each Leverage-Eligible Participant's Initial Leveraged Amount by applying such Participant's Leverage Percentage to the sum of (1) the dollar value of a Participant's Benchmark Return Account Balance (and any additional Deferred Amounts not credited to such Benchmark Return Account) plus, if applicable, (2) such Participant's Excess Deferral Amounts. This Initial Leveraged Amount will be converted into units in the KECALP Unit Account in accordance with Section 3.2(b) at the closing of Merrill Lynch KECALP L.P. 1997. The Initial Leveraged Amount will be recorded as the Leveraged Principal Amount, to which amount Interest Amounts will be added annually in accordance with Section 3.4(g)(ii).

      (d) Adjustment of KECALP Unit Account. While a Participant with a KECALP Unit Account will receive quarterly statements of the estimated value of the KECALP Unit Account, such statement will be for recordkeeping purposes only and will not represent the Participant's ownership of, or any ownership interest in, Merrill Lynch KECALP L.P. 1997. Whenever a distribution is paid on an actual unit of Merrill Lynch KECALP L.P. 1997, an amount equal to such per unit distribution times the number of units in the Participant's KECALP Unit Account will be applied first against any Debit Account Balance, as provided in Section 3.4(e) and then, if any portion of such distribution remains after each debit balance in the Debit Account is reduced to zero, be credited to the Participant's Benchmark Return Account. Because the KECALP Return Option is illiquid, no payouts shall be made from the KECALP Unit Account. Payouts to Participants under Article V hereof will be made only from amounts credited to a Participant's Benchmark Return Account after the Debit Account Balance is reduced to zero. The KECALP Unit Account and the Debit Account will also be adjusted in accordance with Section 5.2 hereof in the event of a Participant's termination of his employment at Merrill Lynch, (other than as a result of death, disability, Career Retirement, or Retirement).

      (e) Adjustment of Debit Account. Any negative Debit Account Balance shall be charged off as soon as possible against either (i) any positive balance in a Participant's Benchmark Return Account or (ii) any distributions from the KECALP Unit Account. Reductions of the Debit Account Balance, as provided in the foregoing sentence shall be deemed to be applied first to reduce the debit balance attributable to accrued Annual Charges and then, after all such accrued Annual Charges have been satisfied, to reduce any Leverage Principal Amount.

      (f) Adjustment of Benchmark Return Account. While the Participant's Accounts do not represent the Participant's ownership of, or any ownership interest in, any particular assets, the Benchmark Return Account shall be adjusted to reflect credits or debits relating to distributions with respect to the KECALP Unit Account or the chargeoffs against the Debit Account and to reflect the investment experience of the Participant's Selected Benchmark Return Options in the same manner as if investments or dispositions in accordance with the Participant's elections had actually been made through the ML Benefit Services Platform and ML II Core Recordkeeping System, or any successor system used for keeping records of Participants' Accounts (the "ML II System"). In adjusting Benchmark Return Accounts, the timing of receipt of Participant instructions or credits or debits relating to distributions or chargeoffs with respect to the KECALP Unit Account or the Debit Account by the ML II System shall control the timing and pricing of the notional investments in the Participant's Selected Benchmark Return Options in accordance with the rules of operation of the ML II System and its requirements for placing corresponding investment orders, as if orders to make corresponding investments or dispositions were actually to be made, except that in connection with the crediting of Deferred Amounts or distributions to the Participant's Benchmark Return Account and distributions from or debits to the Benchmark Return Account, appropriate deferral allocation instructions shall be treated as received from the Participant prior to the close of transactions through the ML II System on the relevant day. Each Selected Benchmark Return Option shall be valued using the Net Asset Value of the Selected Benchmark Return Option as of the relevant day; provided, that, in valuing a Selected Benchmark Return Option for which a Net Asset Value is not computed, the value of the security involved for determining Participants' rights under the Plan shall be the price reported for actual transactions in that security through the ML II System on the relevant day, without giving effect to any transaction charges or costs associated with such transactions; provided, further, that, if there are no such transactions effected through the ML II System on the relevant day, the value of the security shall be:

      (i) if the security is listed for trading on one or more national securities exchanges, the average of the high and low sale prices for that day on the principal exchange for such security, or if such security is not traded on such principal exchange on that day, the average of the high and low sales prices on such exchange on the first day prior thereto on which such security was so traded;

      (ii) if the security is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the average of the highest and lowest bid prices for such security on the relevant day; or

      (iii) if neither clause (i) nor (ii) applies, the value determined by the Administrator by whatever means he considers appropriate in his sole discretion.

All debits and charges against the Benchmark Return Account shall be applied as a pro rata reduction of the portion of the Benchmark Return Account Balance indexed to each of the Participant's Selected Benchmark Return Options.

      (g)   Charges:

      (i) Annual Charge. As of the last day of each Fiscal Year or such earlier day in December as the Administrator shall determine, an Annual Charge of 2.0% of the Participant's Undistributed Deferred Amounts (exclusive of any appreciation or depreciation) shall be applied to reduce the Benchmark Return Account Balance (but not below zero). To the extent the Benchmark Return Account Balance is insufficient to satisfy the Annual Charge, the unpaid portion will accrue as a negative balance in the Debit Account.

      (ii) Interest Amounts. As of the last day of each Fiscal Year, Interest Amounts computed by the Administrator shall be added to the Leveraged Principal Amount. If on any date the Leveraged Principal Amount would be discharged completely as a result of distributions or chargeoffs, Interest Amounts will be computed though such date and added to the Leveraged Principal Amount as of such date.

3.5 Rescission of Deferral Election.

      (a) Adverse Tax Determination. Notwithstanding the provisions of Section 3.1(b), a deferral election may be rescinded at any time if (i) a final determination is made by a court or other governmental body of competent jurisdiction that the election was ineffective to defer income for purposes of U.S. Federal, state, local or foreign income taxation and the time for appeal from this determination has expired, and (ii) the Administrator, in his sole discretion, decides, upon the Participant's request and upon evidence of the occurrence of the events described in (i) hereof that he finds persuasive, to rescind the election. In the event that such rescission occurs during the Interim Period or in the event that a Participant has chosen not to select the KECALP Return Option, upon such rescission, the Benchmark Return Account Balance, including any adjustment for performance of the Selected Benchmark Return Options will be paid to the Participant as soon as practicable, and no additional amounts will be deferred pursuant to this Plan. In the event that such rescission occurs after the Interim Period, the Available Benchmark Return Account Balance will be repaid to the Participant and further payments will be made as additional amounts become credited to the Benchmark Return Account.

      (b) Rescission During the Interim Period For Amounts Not Yet Earned. During the Interim Period, upon the Participant's written request, the Administrator may, in his sole discretion, terminate any deferral elections made hereunder with respect to Compensation not yet earned and no further amounts will be deferred. In addition, in the event a Participant receives a hardship withdrawal under the 401(k) Plan, the Administrator shall, as of the date the Participant's Elective 401(k) Deferrals (as defined in the 401(k) Plan) are suspended under the 401(k) Plan as a result of such hardship withdrawal, terminate the Participant's deferrals under this Plan in accordance with the preceding sentence as if the Participant had requested rescission in writing. In each case, amounts previously deferred will continue to be governed by the terms of this Plan.

                                   ARTICLE IV

                     STATUS OF DEFERRED AMOUNTS AND ACCOUNTS

4.1 No Trust or Fund Created; General Creditor Status.

      Nothing contained herein and no action taken pursuant hereto will be construed to create a trust or separate fund of any kind or a fiduciary relationship between ML & Co. and any Participant, the Participant's beneficiary or estate, or any other person. Title to and beneficial ownership of any funds represented by any Account Balance will at all times remain in ML & Co.; such funds will continue for all purposes to be a part of the general funds of ML & Co. and may be used for any corporate purpose. No person will, by virtue of the provisions of this Plan, have any interest whatsoever in any specific assets of the Company. TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM ML & CO. UNDER THIS PLAN, SUCH RIGHT WILL BE NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF ML & CO.

4.2 Non-Assignability.

      The Participant's right or the right of any other person to Account Balances or any other benefits hereunder cannot be assigned, alienated, sold, garnished, transferred, pledged, or encumbered except by a written designation of beneficiary under this Plan, by written will, or by the laws of descent and distribution.

4.3 Effect of Deferral on Benefits Under Pension and Welfare Benefit Plans.

      The effect of deferral on pension and welfare benefit plans in which the Participant may be a participant will depend upon the provisions of each such plan, as amended from time to time.

                                    ARTICLE V

                               PAYMENT OF ACCOUNTS

5.1 Manner of Payment.

      By choosing the KECALP Return Option, Participants are electing to receive payouts as amounts become available as a result of distributions with respect to the KECALP Unit Account. Participants will be able to elect either (A) to receive payouts as the distributions with respect to the KECALP Unit Account are made (once a Participant's Debit Account Balance has been reduced to zero) or
(B) to receive payouts as the distributions with respect to the KECALP Unit Account are made (once a Participant's Debit Account Balance has been reduced to zero) but in no event prior to a month and year specified by the Participant or the month of March in the year following Retirement, provided that no election may result in the commencement of payment later than the month following the Participant's 70th birthday (other than as a result of the timing of distributions with respect to the KECALP Unit Account). Persons who decline to confirm their choice of the KECALP Return Option following the receipt of a final Prospectus for Merrill Lynch KECALP L.P. 1997 will receive their Benchmark Return Account Balance in a lump sum on a date specified in their initial election, which may be either (X) a month and date specified by such Participant or (Y) the month of March in the year following such Participant's Retirement, provided that, in each case such payment shall not occur until after January 31, 2000.

5.2 Termination of Employment.

      (a) Death or Retirement. Upon a Participant's death or Retirement prior to payment, the Available Benchmark Return Account Balance will be paid, in accordance with the Participant's elections and as provided in Section 5.1, as applicable, to the Participant (in the event of Retirement) or to the Participant's beneficiary (in the event of death); provided, however, that in the event that a Participant, who has died, had specified a date prior to which payments would not be made and the beneficiary of the Participant's Account is the Participant's estate or is otherwise not a natural person, then, such specified date will be ignored and such payments made as available in accordance with clause (A) of the first sentence of Section 5.1.

      (b) Other Termination of Employment - Forfeiture of Leverage. If the Participant's employment terminates at any time for any reason other than death or Retirement, then, notwithstanding the Participant's elections hereunder, any Available Benchmark Return Account Balance will be paid to the Participant, as soon as practicable, in a single payment if all distributions have been made with respect to the KECALP Unit Account or as available, as soon thereafter as is practicable, notwithstanding the Participant's elections hereunder. In the event that a Participant's employment terminates at any time for any reason other than death, disability, Career Retirement, or Retirement, such Participant will forfeit all rights to the leveraged portion of such Participant's KECALP Unit Account, including any future Leveraged Distributions, unless the Administrator, in his sole discretion, determines that such forfeiture would be detrimental to Merrill Lynch based on the Net Asset Value of the KECALP Unit Account. In the event of such forfeiture, the Participant's KECALP Unit Account Balance and Debit Account Balance will be restated by the Administrator, as of the date of termination, to reflect what such balances would have been had the Participant selected no leverage under Section 3.4(c). To the extent necessary, the Participant's Benchmark Return Account Balance will also be adjusted, as of the date of the termination, to credit the Participant with the amount of any Unleveraged Distributions that were previously applied to the repayment of the Leveraged Principal Amount and any Interest Amounts and, to the extent necessary, any Leveraged Distributions paid out to the Participant will be stated as a negative balance in the Participant's Debit Account. Leveraged and Unleveraged Distributions shall be deemed to have been applied and distributed proportionately. All calculations hereunder shall be made by the Administrator and shall be final and determinative.

      (c) Leave of Absence, Transfer or Disability. The Participant's employment will not be considered terminated if the Participant is on an approved leave of absence or if the Participant transfers or is transferred but remains in the employ of the Company or if the Participant is eligible to receive disability payments under the ML & Co. Basic Long-Term Disability Plan.

      (d) Discretion to Alter Payment Date. Notwithstanding the provisions of Sections 5.2, if the Participant's employment terminates for any reason, the Administrator may, in his sole discretion, direct that any Available the Benchmark Return Account Balance be paid at some other time; provided, that no such direction that adversely affects the rights of the Participant or his or her beneficiary under this Plan shall be implemented without the consent of the affected Participant or beneficiary. This direction may be revoked by the Administrator at any time in his sole discretion.

5.3 Withholding of Taxes.

      ML & Co. will deduct or withhold from any payment to be made or deferred hereunder any U.S. Federal, state or local or foreign income or employment taxes required by law to be withheld or


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

may require the Participant or the Participant's beneficiary to pay any amount, or the balance of any amount, required to be withheld.

5.4 Beneficiary.

      (a) Designation of Beneficiary. The Participant may designate, in a writing delivered to the Administrator or his designee before the Participant's death, a beneficiary to receive payments in the event of the Participant's death. The Participant may also designate a contingent beneficiary to receive payments in accordance with this Plan if the primary beneficiary does not survive the Participant. The Participant may designate more than one person as the Participant's beneficiary or contingent beneficiary, in which case (i) no contingent beneficiary will receive any payment unless all of the primary beneficiaries predeceased the Participant, and (ii) the surviving beneficiaries in any class shall share in any payments in proportion to the percentages of interest assigned to them by the Participant.

      (b) Change in Beneficiary. The Participant may change his or her beneficiary or contingent beneficiary (without the consent of any prior beneficiary) in a writing delivered to the Administrator or his designee before the Participant's death. Unless the Participant states otherwise in writing, any change in beneficiary or contingent beneficiary will automatically revoke prior such designations of the Participant's beneficiary or of the Participant's contingent beneficiary, as the case may be, under this Plan only; and any designations under other deferral agreements or plans of the Company will remain unaffected.

      (c) Default Beneficiary. In the event a Participant does not designate a beneficiary, or no designated beneficiary survives the Participant, the Participant's beneficiary shall be either the Participant's surviving spouse, if the Participant is married at the time of his or her death and not subject to a court-approved agreement or court decree of separation, or the person or persons designated to receive benefits on account of the Participant's death under the ML & Co. Basic Group Life Insurance Plan (the "Life Insurance Plan"). However, if an unmarried Participant does not have coverage in effect under the Life Insurance Plan, or the Participant has assigned his or her death benefit under the Life Insurance Plan, any amounts payable to the Participant's beneficiary under the Plan will be paid to the Participant's estate.

      (d) If a Beneficiary Dies During Payment. If a beneficiary who is receiving or is entitled to receive payments hereunder dies after the Participant dies, but before all payments have been made, the portion of the Benchmark Return Account to which that beneficiary was entitled will be paid as soon as practicable in one lump sum or as available (in the event that all distributions have not been made with respect to the KECALP Unit Account) to such beneficiary's estate and not to any contingent beneficiary the Participant may have designated.

5.5 Hardship Distributions.

      ML & Co. may pay to the Participant, on such terms and conditions as the Administrator may establish, such part or all of a Participant's Available Benchmark Return Account Balance as he may, in his sole discretion based upon substantial evidence submitted by the Participant, determine necessary to alleviate hardship caused by an unanticipated emergency or necessity outside of the Participant's control affecting the Participant's personal or family affairs. Such payment will be made only at the Participant's written request and with the express approval of the Administrator and will be made on the date selected by the Administrator in his sole discretion. The balance of the Participant's Accounts, if any, will continue to be governed by the terms of this Plan. Hardship shall be deemed to exist only on account of expenses for medical care (described in Code Section


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

213(d)) of the Participant, the Participant's spouse or the Participant's dependents (described in Code Section 152); payment of unreimbursed tuition and related educational fees for the Participant, the Participant's spouse or the Participant's dependents; the need to prevent the Participant's eviction from or, foreclosure on, the Participant's principal residence; unreimbursed damages resulting from a natural disaster; or such other financial need deemed by the Administrator in his sole discretion to be immediate and substantial.

5.6 Domestic Relations Orders.

      Notwithstanding the Participant's elections hereunder, ML & Co. will pay to, or to the Participant for the benefit of, the Participant's spouse or former spouse the portion of the Participant's Available Benchmark Return Account Balance specified in a valid court order entered in a domestic relations proceeding involving the Participant's divorce or legal separation. Such payment will be made net of any amounts the Company may be required to withhold under applicable federal, state or local law. any such payment shall be deemed a distribution under the Plan for purposes of the definition of Undistributed Deferred Amounts.

                                   ARTICLE VI

                           ADMINISTRATION OF THE PLAN

6.1 Powers of the Administrator.

      The Administrator has full power and authority to interpret, construe and administer this Plan so as to ensure that it provides deferred compensation for the Participant as a member of a select group of management or highly compensated employees within the meaning of Title I of ERISA. The Administrator's interpretations and construction hereof, and actions hereunder, including any determinations regarding the amount or recipient of any payments, will be binding and conclusive on all persons for all purposes. The Administrator will not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his willful misconduct or lack of good faith. The Administrator may designate persons to carry out the specified responsibilities of the Administrator and shall not be liable for any act or omission of a person as designated.

6.2 Payments on Behalf of an Incompetent.

      If the Administrator finds that any person who is entitled to any payment hereunder is a minor or is unable to care for his or her affairs because of disability or incompetency, payment of the Account Balance may be made to anyone found by the Administrator to be the committee or other authorized representative of such person, or to be otherwise entitled to such payment, in the manner and under the conditions that the Administrator determines. Such payment will be a complete discharge of the liabilities of ML & Co. hereunder with respect to the amounts so paid.

6.3 Corporate Books and Records Controlling.

      The books and records of the Company will be controlling in the event a question arises hereunder concerning the amount of Adjusted Compensation, Incentive Compensation, Sign-On Bonus, Eligible Compensation, the Deferred Amounts, the Account Balance, the designation of a beneficiary, or any other matters.


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

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

7.1 Litigation.

      The Company shall have the right to contest, at its expense, any ruling or decision, administrative or judicial, on an issue that is related to the Plan and that the Administrator believes to be important to Participants, and to conduct any such contest or any litigation arising therefrom to a final decision.

7.2 Headings Are Not Controlling.

      The headings contained in this Plan are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of this Plan.

7.3 Governing Law.

      To the extent not preempted by applicable U.S. Federal law, this Plan will be construed in accordance with and governed by the laws of the State of New York as to all matters, including, but not limited to, matters of validity, construction, and performance.

7.4 Amendment and Termination.

      ML & Co., through the Administrator, reserves the right to amend or terminate this Plan at any time, except that no such amendment or termination shall adversely affect the right of a Participant to his or her Account Balances (as reduced by the current year's Charges, or pro rata portion thereof, as set forth in Section 3.4(g)) as of the date of such amendment or termination.


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